UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2017

Date of reporting period:	August 1, 2016 — January 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Premier Income Trust

Semiannual report
1 | 31 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PPT

Putnam
Premier Income
Trust

Semiannual report
1 | 31 | 17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value when interest rates decline and decline in value when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific sector, issuer or industry. These and other factors may also lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

March 16, 2017

Dear Fellow Shareholder:

In the early weeks of 2017, investor sentiment generally brightened at the prospect of moving beyond the challenges of the past year, when political uncertainty, among other issues, tested global financial markets. As stock markets delivered modest gains, the exuberance that greeted the new year calmed somewhat as investors reconsidered a number of ongoing macroeconomic risks. In addition, many bond investors remained cautious as the potential for inflation increased.

As always, we believe investors should continue to focus on time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we also believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended January 31, 2017, as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

A multi-sector approach to fixed income

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative.

In the more than 25 years since then, the fixed-income landscape has undergone a dramatic transformation, but the spirit of ingenuity that helped launch the fund is still with it today.

A veteran portfolio management team

The fund's managers strive to build a well-diversified portfolio that carefully balances risk and return, targeting opportunities in interest rates, credit, mortgages, and currencies from across the full spectrum of the global bond markets.

D. William Kohli
Chief Investment Officer, Fixed Income
Industry since 1988
At Putnam since 1994

Michael V. Salm
Co-Head of Fixed Income
Industry since 1989
At Putnam since 1997

Paul D. Scanlon, CFA
Co-Head of Fixed Income
Industry since 1986
At Putnam since 1999

Robert L. Davis, CFA
Portfolio Manager
Industry since 1999
At Putnam since 1999

Brett S. Kozlowski, CFA
Portfolio Manager
Industry since 2008
At Putnam since 1997

Michael J. Atkin
Portfolio Manager
Industry since 1988
At Putnam since 1997
(not pictured)

Diversified holdings across a wide range of security types and market sectors

INVESTMENT ALLOCATIONS BY SECURITY TYPE

Securitized	76.2%
Credit	34.8%
Government	7.9%
Equity	0.2%
Cash and net other assets	8.1%

INVESTMENT ALLOCATIONS BY SECTOR

Commercial MBS	26.3%
High-yield corporate bonds	24.5%
Agency CMO	20.3%
Agency pass-through	17.4%
Non-agency residential MBS	12.2%
Emerging-market bonds	10.9%
International Treasury/agency	2.9%
Investment-grade corporate bonds	2.4%
Bank loans	2.0%
Equity investments	0.2%
Cash and net other assets	8.1%

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Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 11–12 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/17. See above and pages 11–12 for additional fund performance information. Index descriptions can be found on page 13.

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Bill is Chief Investment Officer of Fixed Income at Putnam. He has an M.B.A. from the University of California, Berkeley, Haas School of Business, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1988.

In addition to Bill, your fund’s portfolio managers are Co-Head of Fixed Income Paul D. Scanlon, CFA; Co-Head of Fixed Income Michael V. Salm; Portfolio Manager Michael J. Atkin; Portfolio Manager Robert L. Davis, CFA; and Portfolio Manager Brett S. Kozlowski, CFA.

Bill, what was the fund’s investment environment like during the six-month reporting period ended January 31, 2017?

Despite rising interest rates, the environment was generally favorable. Credit spreads tightened, reflecting investor demand for credit risk amid improving U.S. economic growth and a positive post-election outlook for 2017.

Internationally, the backdrop was less positive. Many economies outside the United States faced ongoing challenges, in contrast with the strengthening U.S. data. The dichotomy was clear in monetary policies. Most foreign central banks continued on a path of easing, while the Federal Reserve remained steadfast in its stated plan to eventually normalize interest rates.

In fact, the Fed increased its target for short-term interest rates by a quarter percentage point at its December 14 meeting. The Fed also indicated that it may raise rates faster than previously indicated if U.S. economic growth shows signs of accelerating in 2017, which sent U.S. Treasury yields to a multiyear high. Despite higher rates and the Fed’s slightly hawkish tone, investor risk appetite remained strong.

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Credit qualities are shown as a percentage of the fund’s net assets as of 1/31/17. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

The benchmark 10-year Treasury yield trended gradually higher from early summer through the end of October, then spiked in the week following the U.S. presidential election. It reached a high of 2.57% in mid-December and finished the period slightly below that level at 2.45%.

The U.S. dollar rallied in the weeks following the election of Donald Trump, reaching a 14-year high in early January. The dollar’s rise was partly due to investor expectations that the new administration’s plans for deregulation, lower taxes, and fiscal stimulus would bolster U.S. economic growth. As January progressed, however, the dollar declined and volatility increased, likely driven by statements from administration officials that were interpreted by investors as advocating a weaker dollar.

The fund outpaced its benchmark by a sizable margin during the period. What factors bolstered relative performance?

With respect to relative performance, I think it’s important to point out that the fund’s benchmark comprises U.S. Treasury and government-agency securities. These areas of the market were hampered by rising interest rates and investor preference for securities offering greater potential return in exchange for higher risk. The fund, on the other hand, benefited from a variety of out-of-benchmark holdings, most notably high-yield corporate bonds and mortgage-credit securities.

Please tell us more about specific investments that fueled the fund’s results during the period.

An allocation to high-yield bonds was one of the biggest contributors. Various factors bolstered high-yield corporate credit, including stronger economic growth; expectations that growth

6 Premier Income Trust

in 2017 could potentially benefit if the Trump administration launches more-robust fiscal policy; higher oil prices; a minimal 12-month default rate excluding commodity-related sectors; and reduced year-over-year new issuance.

Within mortgage credit, holdings of agency credit risk-transfer securities [CRTs] also provided a major boost to performance. CRTs are backed by a reference pool of agency mortgages. Unlike regular agency pass-throughs, the principal invested in CRTs is not backed by Fannie Mae or Freddie Mac. To compensate investors for this risk, CRTs offer higher yields than conventional pass-through securities. Similar to commercial mortgage-backed securities [CMBS], CRTs are structured into various tranches offering different levels of risk and yield based on the underlying reference pool.

During the period, the combination of relatively high yields and high-quality collateral continued to attract investors to CRTs. Furthermore, CRTs provided investors with a productive alternative to deploy their capital as other parts of the residential mortgage-backed securities [RMBS] market continued to shrink.

Holdings of pay-option adjustable-rate mortgage-backed securities also helped. These positions benefited from the generally favorable risk environment during the period, as well as the fact that there was no new supply of these bonds coming to market.

Positions in more-recently issued mezzanine CMBS were a further contributor. During the second half of 2016, broker/dealers increased the amount of CMBS in their inventories, helping to bolster marketplace liquidity, which in turn aided the performance of newer mezzanine bonds.

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 1/31/17. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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Which other strategies or holdings helped performance?

Our interest-rate and yield-curve positioning in the United States and overseas aided results. We continued our efforts to de-emphasize interest-rate risk by keeping the portfolio’s duration — a key measure of interest-rate sensitivity — below zero. This strategy was particularly helpful in November when intermediate- and long-term Treasury yields rose sharply in response to the U.S. presidential election outcome and President Trump’s proposed fiscal policy. We also positioned the portfolio to benefit from a potentially steeper U.S. Treasury yield curve, which worked well as the curve steepened in November. Internationally, maintaining negative duration strategies in various countries proved additive as interest rates rose.

Investments in emerging-market debt continued to be a productive part of the portfolio. During the period, positions in Brazil, Russia, Venezuela, and Argentina added the most, helped by higher oil prices and persistent investor demand for high-yielding securities.

Within our prepayment strategies, holdings of agency interest-only collateralized mortgage obligations [IO CMOs] performed well and also helped performance. Rising interest rates provided a tailwind for these investments, helping to keep mortgage prepayment speeds below market expectations. Additionally, mortgage refinancing continued to be hampered by stringent bank-lending standards.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, to hedge the risk associated with the fund’s yield-curve positioning, and to gain exposure to rates in various countries. In addition, we employed interest-rate swaps and options to hedge the interest-rate and

This chart shows how the fund’s sector weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

8 Premier Income Trust

prepayment risks associated with our CMO holdings, and to help manage overall downside risk. Lastly, we utilized currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your near-term outlook?

We think U.S. economic growth may accelerate in 2017, but the policy priorities of the Trump administration could lead to a struggle of competing forces influencing the economy. On the one hand, we believe President Trump’s policy pronouncements regarding lowering corporate and personal income tax rates, along with increasing spending on infrastructure and defense, could bolster growth. Conversely, the President’s protectionist rhetoric regarding foreign trade, such as imposing substantial tariffs on imports from China and eliminating or weakening existing trade deals, would likely hamper growth, in our view. We will continue to closely monitor developments.

Given this outlook, how do you plan to position the fund?

In our view, the global economic environment may continue to be supportive for the fund’s strategies and general positioning.

In terms of positioning, our non-U.S., quantitatively driven, negative-duration strategies moved the fund’s total duration further below zero during the period. We also extended our strategy of seeking to capitalize on potentially steeper global yield curves. We think this overall positioning could benefit the fund if interest rates continue to trend higher in 2017.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Premier Income Trust 9

We plan to continue seeking opportunities in corporate and mortgage credit that we believe offer relative value. Within those market areas, we continue to have a constructive outlook for high-yield bonds, based on what we think is a generally favorable fundamental and technical backdrop for the asset class. We also plan to continue our efforts to capitalize on expanding opportunities within the agency CRT sector. And we continue to like commercial mortgage-backed securities, given what we consider to be their attractive spreads.

We plan to maintain the fund’s exposure to select emerging-market countries, seeking to benefit from the relatively high income levels available in markets where we believe we’re being properly compensated for risk.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

HOW CLOSED-END FUNDS DIFFER FROM OPEN-END FUNDS

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them. When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 1/31/17

	Annual
	average
	Life of fund
	(since		Annual		Annual		Annual
	2/29/88)	10 years	average	5 years	average	3 years	average	1 year	6 months

NAV	6.78%	64.45%	5.10%	29.70%	5.34%	9.34%	3.02%	13.14%	8.77%

Market price	6.82	79.81	6.04	30.38	5.45	17.31	5.47	18.78	15.20

Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees and administrative expenses.

Comparative index returns For periods ended 1/31/17

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	2/29/88)	10 years	average	5 years	average	3 years	average	1 year	6 months

Bloomberg
Barclays
Government Bond	5.99%	46.51%	3.89%	6.03%	1.18%	5.79%	1.89%	–0.78%	–4.12%
Index

Lipper General
Bond Funds
(closed-end)	7.43	110.09	7.28	46.31	7.61	19.19	5.96	17.52	6.19
category average*

Index and Lipper results should be compared with fund performance at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/17, there were 36, 36, 28, 23, 18, and 3 funds, respectively, in this Lipper category.

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Fund price and distribution information For the six-month period ended 1/31/17

Distributions

Number	6

Income	$0.156

Capital gains	—

Total	$0.156

Share value	NAV	Market price

7/31/16	$5.28	$4.72

1/31/17	5.58	5.27

Current dividend rate*	5.59%	5.92%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/16

	Annual
	average
	Life of fund
	(since		Annual		Annual		Annual
	2/29/88)	10 years	average	5 years	average	3 years	average	1 year	6 months

NAV	6.73%	61.12%	4.89%	29.98%	5.38%	6.31%	2.06%	6.27%	8.89%

Market price	6.61	70.32	5.47	29.66	5.33	9.60	3.10	7.10	9.16

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to

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other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2016, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2016, up to 10% of the fund’s common shares outstanding as of October 7, 2016.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2017, Putnam employees had approximately $465,000,000 and the Trustees had approximately $135,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Premier Income Trust 15

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

16 Premier Income Trust

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Premier Income Trust 17

The fund’s portfolio 1/31/17 (Unaudited)

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (59.3%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.5%)

Government National Mortgage Association Pass-Through Certificates
4.50%, TBA, 2/1/47	$3,000,000	$3,218,203

		3,218,203

U.S. Government Agency Mortgage Obligations (58.8%)

Federal Home Loan Mortgage Corporation Pass-Through Certificates
3.500%, 12/01/25 [i]	$131,445	$138,293

Federal National Mortgage Association Pass-Through Certificates

5.50%, TBA, 2/1/47	5,000,000	5,555,078

4.50%, TBA, 3/1/47	5,000,000	5,368,164

4.50%, TBA, 2/1/47	5,000,000	5,376,953

4.00%, TBA, 3/1/47	2,000,000	2,094,609

4.00%, TBA, 2/1/47	2,000,000	2,098,594

3.50%, TBA, 3/1/47	162,000,000	165,221,014

3.50%, TBA, 2/1/47	162,000,000	165,556,402

		351,409,107

Total U.S. government and agency mortgage obligations (cost $354,815,326)		$354,627,310

	Principal
MORTGAGE-BACKED SECURITIES (48.6%)*	amount	Value

Agency collateralized mortgage obligations (18.9%)

Federal Home Loan Mortgage Corporation

IFB Ser. 3408, Class EK, 22.706%, 4/15/37	$108,094	$168,230

IFB Ser. 2979, Class AS, 21.46%, 3/15/34	2,351	2,394

IFB Ser. 3072, Class SM, 20.984%, 11/15/35	210,883	307,990

Ser. 4122, Class TI, IO, 4.50%, 10/15/42	3,326,877	713,282

Ser. 4000, Class PI, IO, 4.50%, 1/15/42	1,939,300	365,558

Ser. 4024, Class PI, IO, 4.50%, 12/15/41	3,207,729	590,636

Ser. 4546, Class TI, IO, 4.00%, 12/15/45	6,894,531	1,189,307

Ser. 4462, IO, 4.00%, 4/15/45	3,246,244	632,498

Ser. 4425, IO, 4.00%, 1/15/45	8,326,456	1,594,100

Ser. 4452, Class QI, IO, 4.00%, 11/15/44	6,448,802	1,418,092

Ser. 4193, Class PI, IO, 4.00%, 3/15/43	5,424,302	831,410

Ser. 4062, Class DI, IO, 4.00%, 9/15/39	7,886,801	955,047

Ser. 4604, Class QI, IO, 3.50%, 7/15/46	15,024,978	2,521,342

Ser. 4580, Class ID, IO, 3.50%, 8/15/45	10,362,893	1,758,583

Ser. 4501, Class BI, IO, 3.50%, 10/15/43	7,483,297	1,055,744

Ser. 4122, Class AI, IO, 3.50%, 10/15/42	6,219,222	825,652

Ser. 4122, Class CI, IO, 3.50%, 10/15/42	5,635,298	748,131

Ser. 4105, Class HI, IO, 3.50%, 7/15/41	2,969,005	359,059

Ser. 304, Class C37, IO, 3.50%, 12/15/27	3,455,158	394,827

Ser. 4165, Class TI, IO, 3.00%, 12/15/42	12,739,701	1,360,600

Ser. 4183, Class MI, IO, 3.00%, 2/15/42	5,861,459	616,625

Ser. 4210, Class PI, IO, 3.00%, 12/15/41	3,627,765	276,334

FRB Ser. 57, Class 1AX, IO, 0.374%, 7/25/43	3,223,147	34,404

Ser. 3326, Class WF, zero %, 10/15/35	2,204	1,684

Federal National Mortgage Association

IFB Ser. 06-62, Class PS, 35.273%, 7/25/36	160,366	296,118

IFB Ser. 07-53, Class SP, 21.373%, 6/25/37	182,698	271,257

18 Premier Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (48.6%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal National Mortgage Association

IFB Ser. 08-24, Class SP, 20.456%, 2/25/38	$170,963	$239,928

IFB Ser. 05-75, Class GS, 17.937%, 8/25/35	140,489	184,890

IFB Ser. 05-83, Class QP, 15.389%, 11/25/34	205,396	257,205

Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	6,941,829	1,660,560

Ser. 374, Class 6, IO, 5.50%, 8/25/36	305,249	68,573

IFB Ser. 13-18, Class SB, IO, 5.379%, 10/25/41	2,772,164	373,411

Ser. 378, Class 19, IO, 5.00%, 6/25/35	976,040	181,409

Ser. 15-16, Class MI, IO, 4.50%, 4/25/45	4,853,785	1,001,093

Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	1,465,539	349,070

Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	9,569,348	1,235,135

Ser. 366, Class 22, IO, 4.50%, 10/25/35	201,877	9,185

Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	5,471,848	859,085

Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	3,925,007	666,466

Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	3,763,967	582,239

Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	2,988,565	506,923

Ser. 12-96, Class PI, IO, 4.00%, 7/25/41	2,196,466	347,935

Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	5,257,094	420,567

Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	4,969,931	427,911

Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	4,430,854	492,268

Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	4,907,515	352,556

Ser. 99-51, Class N, PO, zero %, 9/17/29	21,204	18,023

Federal National Mortgage Association Grantor Trust Ser. 00-T6,
IO, 0.717%, 3/30/30	2,338,143	49,686

Government National Mortgage Association

IFB Ser. 13-129, Class SN, IO, 5.373%, 9/20/43	1,994,677	332,632

Ser. 14-122, Class IC, IO, 5.00%, 8/20/44	2,787,874	515,645

Ser. 14-76, IO, 5.00%, 5/20/44	3,510,221	721,932

Ser. 14-25, Class MI, IO, 5.00%, 11/20/43	2,237,275	415,999

Ser. 15-187, Class KI, IO, 5.00%, 6/20/43	8,329,336	993,856

Ser. 13-22, Class IE, IO, 5.00%, 2/20/43	5,447,207	1,132,453

Ser. 13-22, Class OI, IO, 5.00%, 1/20/43	4,855,985	1,004,237

Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	2,710,675	560,519

Ser. 13-6, Class IC, IO, 5.00%, 1/20/43	2,485,806	519,484

Ser. 12-146, IO, 5.00%, 12/20/42	2,424,458	510,833

Ser. 13-6, Class CI, IO, 5.00%, 12/20/42	1,820,113	347,023

Ser. 13-130, Class IB, IO, 5.00%, 12/20/40	1,334,805	101,854

Ser. 13-16, Class IB, IO, 5.00%, 10/20/40	730,298	39,116

Ser. 11-41, Class BI, IO, 5.00%, 5/20/40	870,348	81,649

Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	839,424	178,299

Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	2,533,166	524,669

Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	11,497,382	2,424,648

Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	5,896,087	1,243,013

Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	2,222,367	454,174

IFB Ser. 14-119, Class SA, IO, 4.823%, 8/20/44	8,049,116	1,227,490

Ser. 16-37, Class IW, IO, 4.50%, 2/20/46	4,091,993	890,008

Ser. 16-104, Class GI, IO, 4.50%, 1/20/46	16,498,635	1,892,888

Ser. 14-147, Class IJ, IO, 4.50%, 2/20/44	4,305,246	705,673

Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	5,000,295	1,012,560

Premier Income Trust 19

	Principal
MORTGAGE-BACKED SECURITIES (48.6%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 14-100, Class LI, IO, 4.50%, 10/16/43	$6,754,569	$1,165,704

Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	4,909,663	1,015,412

Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	1,147,312	199,931

Ser. 11-140, Class BI, IO, 4.50%, 12/20/40	479,932	26,515

Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	300,997	41,128

Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	5,014,921	958,953

Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	8,040,708	1,589,005

Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	4,536,326	869,283

Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	5,115,867	992,565

Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	3,048,036	583,107

Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	2,353,341	550,635

Ser. 10-168, Class PI, IO, 4.50%, 11/20/39	1,045,881	120,726

Ser. 10-158, Class IP, IO, 4.50%, 6/20/39	3,040,499	295,020

Ser. 10-98, Class PI, IO, 4.50%, 10/20/37	492,772	12,664

Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	11,397,655	2,011,116

Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	5,770,558	1,261,490

Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	7,710,877	1,303,131

Ser. 15-40, IO, 4.00%, 3/20/45	6,499,880	1,337,116

Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	6,672,235	1,231,227

Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	2,370,032	462,389

Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	11,563,080	1,557,894

Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	2,345,060	401,310

Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	2,077,074	416,858

Ser. 12-38, Class MI, IO, 4.00%, 3/20/42	6,486,969	1,260,164

Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	5,368,576	964,415

Ser. 16-48, Class MI, IO, 3.50%, 4/16/46	5,089,644	933,471

Ser. 15-95, Class PI, IO, 3.50%, 7/20/45	7,181,729	1,023,396

Ser. 15-64, Class PI, IO, 3.50%, 5/20/45	6,013,318	898,029

Ser. 13-76, IO, 3.50%, 5/20/43	8,608,012	1,490,563

Ser. 13-28, IO, 3.50%, 2/20/43	2,708,683	406,620

Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	4,139,876	706,056

Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	5,783,259	938,449

Ser. 13-14, IO, 3.50%, 12/20/42	13,330,603	1,879,348

Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	4,280,230	726,141

Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	4,995,713	951,683

Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	6,146,112	1,267,199

Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	2,904,550	630,203

Ser. 15-62, Class IL, IO, 3.50%, 2/16/42	9,055,014	1,255,025

Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	8,971,127	1,284,028

Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	6,552,068	823,595

Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	5,223,928	683,598

Ser. 16-H23, Class NI, IO, 2.829%, 10/20/66	29,944,129	4,359,865

Ser. 16-H17, Class KI, IO, 2.435%, 7/20/66	5,793,630	724,204

Ser. 15-H20, Class CI, IO, 2.405%, 8/20/65	11,465,125	1,381,559

Ser. 15-H15, Class BI, IO, 2.385%, 6/20/65	6,701,638	791,799

Ser. 15-H24, Class AI, IO, 2.371%, 9/20/65	10,505,656	1,153,521

Ser. 16-H03, Class AI, IO, 2.327%, 1/20/66	10,278,697	1,169,202

Ser. 15-H10, Class BI, IO, 2.241%, 4/20/65	7,214,842	824,902

20 Premier Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (48.6%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 16-H16, Class EI, IO, 2.172%, 6/20/66	$8,296,078	$1,059,409

Ser. 16-H09, Class BI, IO, 2.156%, 4/20/66	13,625,689	1,625,599

Ser. 16-H03, Class DI, IO, 2.038%, 12/20/65	11,217,169	1,121,717

Ser. 16-H02, Class HI, IO, 2.003%, 1/20/66	13,325,382	1,396,500

Ser. 16-H10, Class AI, IO, 1.988%, 4/20/66	23,019,333	2,060,230

Ser. 15-H25, Class EI, IO, 1.845%, 10/20/65	10,392,672	1,034,071

Ser. 15-H20, Class AI, IO, 1.837%, 8/20/65	10,392,621	1,053,812

FRB Ser. 15-H08, Class CI, IO, 1.791%, 3/20/65	7,771,847	735,955

Ser. 15-H23, Class BI, IO, 1.728%, 9/20/65	11,520,655	1,092,158

Ser. 16-H06, Class DI, IO, 1.728%, 7/20/65	15,848,666	1,529,396

Ser. 16-H24, Class CI, IO, 1.703%, 10/20/66	8,662,620	776,929

Ser. 13-H08, Class CI, IO, 1.673%, 2/20/63	14,513,405	991,266

Ser. 16-H14, IO, 1.672%, 6/20/66	10,128,491	865,986

Ser. 16-H06, Class CI, IO, 1.609%, 2/20/66	14,198,908	1,202,647

Ser. 14-H21, Class BI, IO, 1.546%, 10/20/64	13,195,954	1,018,728

Ser. 15-H26, Class CI, IO, 0.679%, 8/20/65	33,204,117	753,733

Ser. 06-36, Class OD, PO, zero %, 7/16/36	6,516	5,454

		112,657,480

Commercial mortgage-backed securities (17.5%)

Banc of America Commercial Mortgage Trust Ser. 06-4, Class AJ,
5.695%, 7/10/46	422,889	422,106

Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, 0.332%, 2/10/51	129,179,280	227,058

Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB
Ser. 05-5, Class D, 5.407%, 10/10/45	493,999	493,723

Bear Stearns Commercial Mortgage Securities Trust

FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45	2,750,000	2,615,938

Ser. 05-PWR7, Class D, 5.304%, 2/11/41	1,026,000	997,036

Ser. 05-PWR7, Class B, 5.214%, 2/11/41	1,443,647	1,445,090

Bear Stearns Commercial Mortgage Securities Trust 144A

FRB Ser. 06-PW11, Class B, 5.436%, 3/11/39	1,383,918	1,315,386

FRB Ser. 06-PW11, Class C, 5.436%, 3/11/39	1,554,000	777,093

FRB Ser. 06-PW14, Class XW, IO, 0.534%, 12/11/38	6,248,384	23,119

CD Mortgage Trust 144A

FRB Ser. 07-CD5, Class E, 6.122%, 11/15/44	2,160,000	2,096,183

FRB Ser. 07-CD5, Class XS, IO, 0.149%, 11/15/44	43,159,640	12,948

CFCRE Commercial Mortgage Trust 144A

FRB Ser. 11-C2, Class E, 5.754%, 12/15/47	1,068,000	1,070,966

FRB Ser. 11-C2, Class F, 5.25%, 12/15/47	2,275,000	2,049,775

Citigroup Commercial Mortgage Trust 144A

FRB Ser. 12-GC8, Class D, 4.876%, 9/10/45	2,053,000	1,943,575

FRB Ser. 14-GC21, Class D, 4.835%, 5/10/47	951,000	798,840

COBALT CMBS Commercial Mortgage Trust Ser. 07-C2, Class AJFX,
5.568%, 4/15/47	1,952,320	1,953,491

COMM Mortgage Pass-Through Certificates 144A Ser. 12-CR3,
Class F, 4.75%, 10/15/45	1,755,510	1,222,008

COMM Mortgage Trust

FRB Ser. 07-C9, Class F, 5.785%, 12/10/49	1,138,000	1,132,264

Ser. 06-C8, Class AJ, 5.377%, 12/10/46	1,306,436	1,309,441

Premier Income Trust 21

	Principal
MORTGAGE-BACKED SECURITIES (48.6%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

COMM Mortgage Trust 144A

FRB Ser. 13-CR9, Class D, 4.256%, 7/10/45	$2,441,000	$2,209,593

Ser. 13-LC13, Class E, 3.719%, 8/10/46	1,331,000	921,185

Ser. 14-CR18, Class E, 3.60%, 7/15/47	1,371,000	881,005

Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5, Class AX,
IO, 0.673%, 12/15/39	6,048,589	21,170

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8.00%, 12/28/38
(Cayman Islands)	1,336,094	1,338,633

CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.80%, 4/15/50	2,094,000	1,785,202

GCCFC Commercial Mortgage Trust FRB Ser. 05-GG3, Class E,
5.087%, 8/10/42	749,646	747,989

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.484%, 3/10/44	2,265,718	2,235,130

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965%, 12/10/41	163,368	163,564

GS Mortgage Securities Corp. II 144A

FRB Ser. 13-GC10, Class D, 4.41%, 2/10/46	774,000	730,579

FRB Ser. 05-GG4, Class XC, IO, 0.917%, 7/10/39	911,544	1,276

GS Mortgage Securities Trust 144A

FRB Ser. 13-GC16, Class E, 5.32%, 11/10/46	1,693,000	1,372,346

Ser. 11-GC3, Class E, 5.00%, 3/10/44	1,347,000	1,251,363

FRB Ser. 14-GC18, Class D, 4.945%, 1/10/47	1,622,000	1,370,947

FRB Ser. 14-GC26, Class D, 4.511%, 11/10/47	2,204,000	1,839,899

FRB Ser. 13-GC12, Class D, 4.476%, 6/10/46	770,000	676,676

JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C12,
Class D, 4.086%, 7/15/45	778,000	670,908

JPMBB Commercial Mortgage Securities Trust 144A

FRB Ser. 13-C15, Class D, 5.046%, 11/15/45	2,883,000	2,749,661

FRB Ser. 14-C18, Class D, 4.814%, 2/15/47	2,236,000	1,951,804

FRB Ser. 13-C14, Class E, 4.562%, 8/15/46	1,178,000	960,188

FRB Ser. C14, Class D, 4.562%, 8/15/46	1,063,000	975,057

FRB Ser. 14-C18, Class E, 4.314%, 2/15/47	914,000	645,193

FRB Ser. 14-C25, Class D, 3.948%, 11/15/47	2,308,000	1,831,167

FRB Ser. 14-C26, Class D, 3.926%, 1/15/48	1,349,000	1,119,759

Ser. 14-C25, Class E, 3.332%, 11/15/47	1,823,000	1,121,874

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 07-CB20, Class AJ, 6.157%, 2/12/51	1,225,830	1,237,966

FRB Ser. 06-LDP7, Class B, 5.927%, 4/17/45	1,231,000	224,288

FRB Ser. 06-LDP6, Class B, 5.653%, 4/15/43	132,448	132,448

Ser. 06-LDP8, Class B, 5.52%, 5/15/45	340,619	344,260

FRB Ser. 05-LDP2, Class E, 4.981%, 7/15/42	870,000	866,433

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 07-CB20, Class B, 6.257%, 2/12/51	1,087,000	1,019,715

FRB Ser. 07-CB20, Class C, 6.257%, 2/12/51	1,904,000	1,675,520

FRB Ser. 11-C3, Class F, 5.619%, 2/15/46	1,113,000	1,141,159

FRB Ser. 12-C6, Class E, 5.156%, 5/15/45	748,000	706,187

FRB Ser. 13-C16, Class D, 4.975%, 12/15/46	760,000	730,313

FRB Ser. 12-C8, Class E, 4.66%, 10/15/45	821,000	757,782

FRB Ser. 13-C13, Class D, 4.053%, 1/15/46	1,027,000	953,107

22 Premier Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (48.6%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

JPMorgan Chase Commercial Mortgage Securities Trust 144A

Ser. 13-C13, Class E, 3.986%, 1/15/46	$1,537,000	$1,062,528

Ser. 13-C10, Class E, 3.50%, 12/15/47	1,865,000	1,368,351

FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46	1,249,000	846,822

FRB Ser. 07-CB20, Class X1, IO, 0.348%, 2/12/51	73,422,442	107,351

LB Commercial Mortgage Trust 144A

Ser. 99-C1, Class G, 6.41%, 6/15/31	392,558	403,622

Ser. 98-C4, Class J, 5.60%, 10/15/35	965,000	989,318

LB-UBS Commercial Mortgage Trust

Ser. 06-C6, Class D, 5.502%, 9/15/39	3,168,000	699,558

FRB Ser. 06-C6, Class C, 5.482%, 9/15/39	3,041,000	910,171

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3.242%, 4/20/48	977,000	814,574

Merrill Lynch Mortgage Trust

FRB Ser. 08-C1, Class AJ, 6.283%, 2/12/51	428,000	438,186

Ser. 04-KEY2, Class D, 5.046%, 8/12/39	2,083,879	2,065,335

Merrill Lynch Mortgage Trust 144A FRB Ser. 08-C1, Class D,
6.283%, 2/12/51	812,000	824,342

Mezz Cap Commercial Mortgage Trust 144A

FRB Ser. 04-C1, Class X, IO, 9.321%, 1/15/37	25,544	687

FRB Ser. 07-C5, Class X, IO, 5.806%, 12/15/49	1,496,046	8,976

ML-CFC Commercial Mortgage Trust 144A Ser. 06-4, Class AJFX,
5.147%, 12/12/49	49,741	49,860

Morgan Stanley Bank of America Merrill Lynch Trust 144A

Ser. 14-C17, Class D, 4.698%, 8/15/47	2,403,000	2,024,292

FRB Ser. 12-C6, Class G, 4.50%, 11/15/45	830,000	626,899

FRB Ser. 13-C10, Class E, 4.084%, 7/15/46	2,426,000	1,996,113

Ser. 14-C17, Class E, 3.50%, 8/15/47	1,673,000	1,053,823

Ser. 14-C19, Class D, 3.25%, 12/15/47	1,200,000	941,891

Morgan Stanley Capital I Trust

Ser. 07-HQ11, Class C, 5.558%, 2/12/44	2,693,000	1,609,364

FRB Ser. 06-HQ8, Class C, 5.46%, 3/12/44	1,300,000	1,300,813

FRB Ser. 06-HQ8, Class D, 5.46%, 3/12/44	2,090,000	834,642

Ser. 06-HQ10, Class B, 5.448%, 11/12/41	1,600,000	1,621,901

Morgan Stanley Capital I Trust 144A FRB Ser. 08-T29, Class F,
6.276%, 1/11/43	798,000	801,431

Morgan Stanley Capital I, Inc. 144A FRB Ser. 04-RR, Class F7,
6.00%, 4/28/39	992,546	974,581

STRIPS CDO 144A Ser. 03-1A, Class N, IO, 5.00%, 3/24/18
(Cayman Islands)	376,000	9,964

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	1,099,943	82,496

UBS-Barclays Commercial Mortgage Trust 144A

Ser. 12-C2, Class F, 4.885%, 5/10/63	1,431,000	1,031,894

FRB Ser. 13-C6, Class D, 4.345%, 4/10/46	215,000	196,639

Wachovia Bank Commercial Mortgage Trust

FRB Ser. 06-C26, Class AJ, 6.107%, 6/15/45	2,810,000	2,093,450

Ser. 07-C30, Class AJ, 5.413%, 12/15/43	1,237,000	1,244,731

FRB Ser. 07-C34, IO, 0.289%, 5/15/46	24,501,849	44,103

Premier Income Trust 23

	Principal
MORTGAGE-BACKED SECURITIES (48.6%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 04-C15,
Class G, 5.395%, 10/15/41	$1,494,091	$451,753

Wells Fargo Commercial Mortgage Trust 144A

Ser. 12-LC5, Class E, 4.777%, 10/15/45	1,094,000	841,614

FRB Ser. 13-LC12, Class D, 4.296%, 7/15/46	456,000	413,777

Ser. 14-LC18, Class D, 3.957%, 12/15/47	1,734,000	1,394,378

WF-RBS Commercial Mortgage Trust 144A

FRB Ser. 13-C17, Class D, 5.124%, 12/15/46	1,282,000	1,227,614

Ser. 12-C6, Class E, 5.00%, 4/15/45	1,243,000	985,948

Ser. 11-C4, Class F, 5.00%, 6/15/44	1,993,000	1,572,876

FRB Ser. 13-C16, Class D, 4.982%, 9/15/46	981,000	942,152

FRB Ser. 14-C19, Class E, 4.97%, 3/15/47	2,131,000	1,577,579

FRB Ser. 13-C15, Class D, 4.48%, 8/15/46	2,686,000	2,403,415

Ser. 14-C19, Class D, 4.234%, 3/15/47	1,628,000	1,381,485

Ser. 13-C12, Class E, 3.50%, 3/15/48	1,664,000	1,273,792

		104,812,477

Residential mortgage-backed securities (non-agency) (12.2%)

BCAP, LLC Trust 144A FRB Ser. 12-RR5, Class 4A8, 0.926%, 6/26/35	392,377	377,888

Bear Stearns Alt-A Trust FRB Ser. 04-3, Class B, 3.696%, 4/25/34	878,348	874,349

Bear Stearns Asset Backed Securities I Trust FRB Ser. 04-FR3,
Class M6, 5.646%, 9/25/34	76,336	43,846

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M2, 5.071%,
7/25/25 (Bermuda)	1,046,034	1,064,340

Countrywide Alternative Loan Trust

FRB Ser. 06-OA7, Class 1A1, 2.228%, 6/25/46	1,248,886	1,182,908

FRB Ser. 06-OA10, Class 1A1, 1.556%, 8/25/46	815,075	715,030

FRB Ser. 06-OA7, Class 1A2, 1.536%, 6/25/46	1,364,078	1,194,591

FRB Ser. 05-38, Class A3, 1.121%, 9/25/35	1,830,424	1,595,045

FRB Ser. 05-59, Class 1A1, 1.107%, 11/20/35	3,242,155	2,856,734

FRB Ser. 07-OH1, Class A1D, 0.981%, 4/25/47	1,203,219	957,090

FRB Ser. 06-OA10, Class 4A1, 0.961%, 8/25/46	7,520,470	6,123,166

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class B,
12.271%, 1/25/25	2,346,163	2,922,293

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class B,
11.271%, 10/25/28	439,959	514,643

Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B,
11.271%, 5/25/28	887,896	1,055,683

Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
10.771%, 7/25/28	2,035,491	2,338,867

Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
10.121%, 4/25/28	1,495,721	1,679,027

Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
8.321%, 12/25/27	1,395,164	1,548,886

Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
5.921%, 11/25/28	1,500,000	1,676,405

Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1,
5.729%, 7/25/29	940,000	940,000

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
5.421%, 10/25/28	570,000	615,108

24 Premier Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (48.6%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2B,
13.521%, 10/25/28	$680,000	$883,079

Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
13.021%, 9/25/28	2,320,000	2,987,202

Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
12.521%, 10/25/28	1,300,000	1,619,967

Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
12.521%, 8/25/28	1,820,000	2,282,674

Connecticut Avenue Securities FRB Ser. 16-C04, Class 1B,
11.021%, 1/25/29	2,160,000	2,482,424

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.671%, 10/25/28	4,505,000	5,078,859

Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.471%, 4/25/28	5,621,000	6,274,794

Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
6.321%, 4/25/28	779,500	858,753

Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.771%, 7/25/25	5,513,000	6,054,777

Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.771%, 7/25/25	1,920,000	2,096,194

Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
5.321%, 2/25/25	676,698	717,165

Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
5.021%, 4/25/29	1,315,000	1,385,616

Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
5.021%, 1/25/29	550,000	578,985

Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
4.771%, 5/25/25	201,334	212,034

Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
4.771%, 5/25/25	307,000	323,297

MortgageIT Trust FRB Ser. 05-3, Class M2, 1.301%, 8/25/35	532,331	468,033

Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1,
Class 2A1, 0.951%, 1/25/37	1,642,254	1,392,238

WaMu Mortgage Pass-Through Certificates Trust

FRB Ser. 05-AR10, Class 1A3, 2.76%, 9/25/35	377,087	367,622

FRB Ser. 05-AR19, Class A1C3, 1.271%, 12/25/45	1,916,991	1,745,948

FRB Ser. 05-AR13, Class A1C3, 1.261%, 10/25/45	4,521,430	3,921,759

FRB Ser. 05-AR19, Class A1C4, 1.171%, 12/25/45	1,092,506	948,186

		72,955,505

Total mortgage-backed securities (cost $294,245,459)		$290,425,462

	Principal
CORPORATE BONDS AND NOTES (32.2%)*	amount	Value

Basic materials (3.4%)

A Schulman, Inc. 144A company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23	$204,000	$215,220

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19	431,000	475,178

Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)	400,000	400,000

Premier Income Trust 25

	Principal
CORPORATE BONDS AND NOTES (32.2%)* cont.	amount	Value

Basic materials cont.

ArcelorMittal SA sr. unsec. unsub. bonds 10.85%, 6/1/19 (France)	$371,000	$434,998

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	207,000	227,700

ArcelorMittal SA sr. unsec. unsub. notes 8.00%, 10/15/39 (France)	70,000	77,875

Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	270,000	273,375

Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	517,000	554,483

Blue Cube Spinco, Inc. company guaranty sr. unsec. unsub. notes
9.75%, 10/15/23	209,000	248,188

BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	463,000	473,279

Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	600,000	610,500

Builders FirstSource, Inc. 144A company guaranty sr. unsec. notes
10.75%, 8/15/23	866,000	1,003,478

Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	170,000	174,675

Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	485,000	498,338

Cemex SAB de CV 144A company guaranty sr. notes 6.50%,
12/10/19 (Mexico)	420,000	444,150

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	178,000	177,377

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23	445,000	442,775

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	240,000	234,000

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7.875%, 11/1/19 (Luxembourg)	750,000	753,750

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	222,000	231,990

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 5/15/22 (Canada)	463,000	472,260

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 10/15/19 (Canada)	360,000	371,700

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.75%, 2/15/20 (Canada)	202,000	207,177

Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	393,000	399,534

Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
3.55%, 3/1/22 (Indonesia)	35,000	32,725

Freeport-McMoRan, Inc. 144A company guaranty sr. unsec. notes
6.75%, 2/1/22 (Indonesia)	208,000	216,840

Freeport-McMoRan, Inc. 144A company guaranty sr. unsec. unsub.
notes 6.875%, 2/15/23 (Indonesia)	340,000	354,450

GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	760,000	866,400

Grinding Media, Inc./MC Grinding Media Canada, Inc. 144A sr. sub.
notes 7.375%, 12/15/23	95,000	100,344

HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	175,000	187,250

Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	100,000	103,313

26 Premier Income Trust

	Principal
CORPORATE BONDS AND NOTES (32.2%)* cont.	amount	Value

Basic materials cont.

Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	$546,000	$563,745

Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	315,000	351,036

Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	208,000	236,600

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	265,000	264,338

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	515,000	551,050

Mercer International, Inc. 144A sr. unsec. notes 6.50%,
2/1/24 (Canada)	85,000	85,000

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	187,000	187,468

Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	320,000	333,632

Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	53,000	53,795

Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	935,000	986,425

Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	45,000	49,163

Platform Specialty Products Corp. 144A sr. unsec. notes
10.375%, 5/1/21	57,000	63,270

PQ Corp. 144A company guaranty sr. notes 6.75%, 11/15/22	105,000	113,663

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.875%, 7/15/33	502,000	527,100

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.25%, 4/1/23	320,000	333,600

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.125%, 12/1/24	140,000	145,075

Sealed Air Corp. 144A company guaranty sr. unsec. notes
4.875%, 12/1/22	129,000	133,031

Smurfit Kappa Acquisitions 144A company guaranty sr. unsec.
notes 4.875%, 9/15/18 (Ireland)	200,000	206,500

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)	358,000	418,860

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22	276,000	288,765

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	110,000	116,738

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23	45,000	46,856

Steel Dynamics, Inc. 144A sr. unsec. bonds 5.00%, 12/15/26	120,000	122,100

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)	148,000	151,700

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	132,000	128,205

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21	535,000	533,663

Tronox Finance, LLC company guaranty sr. unsec. notes
6.375%, 8/15/20	265,000	254,731

Premier Income Trust 27

	Principal
CORPORATE BONDS AND NOTES (32.2%)* cont.	amount	Value

Basic materials cont.

U.S. Concrete, Inc. 144A company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24	$165,000	$174,281

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23	310,000	322,400

USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	266,000	278,635

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	125,000	118,750

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	463,000	487,886

Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23	489,000	552,570

		20,443,953

Capital goods (2.1%)

Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24	585,000	595,238

American Axle & Manufacturing, Inc. company guaranty sr. unsec.
notes 7.75%, 11/15/19	503,000	555,815

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.375%, 9/15/24	280,000	275,100

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5.00%, 3/15/22	367,000	367,918

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)	630,000	674,100

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 6.00%, 2/15/25 (Ireland)	265,000	266,656

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)	419,000	433,141

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24	524,000	526,620

Berry Plastics Corp. company guaranty notes 6.00%, 10/15/22	155,000	164,106

Berry Plastics Corp. company guaranty notes 5.50%, 5/15/22	240,000	249,600

Berry Plastics Corp. company guaranty unsub. notes
5.125%, 7/15/23	154,000	157,573

Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)	390,000	420,225

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	553,000	602,770

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26	145,000	163,850

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22	818,000	806,753

KLX, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/1/22	537,000	562,508

Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)	158,000	203,277

Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24	756,000	869,400

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23	602,000	595,228

Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22	369,000	376,380

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25	215,000	222,256

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22	744,000	775,620

28 Premier Income Trust

	Principal
CORPORATE BONDS AND NOTES (32.2%)* cont.	amount	Value

Capital goods cont.

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24	$329,000	$350,550

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26	40,000	39,948

Terex Corp. company guaranty sr. unsec. notes 6.00%, 5/15/21	86,000	88,399

TI Group Automotive Systems, LLC 144A sr. unsec. notes
8.75%, 7/15/23	761,000	818,075

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	395,000	395,494

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.75%, 4/29/25	540,000	549,018

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.50%, 4/29/22	330,000	338,663

		12,444,281

Communication services (4.1%)

Altice Financing SA 144A company guaranty sr. notes 6.625%,
2/15/23 (Luxembourg)	400,000	419,000

Altice SA 144A company guaranty sr. unsec. notes 7.75%,
5/15/22 (Luxembourg)	800,000	849,000

Altice SA 144A company guaranty sr. unsec. notes 7.625%,
2/15/25 (Luxembourg)	910,000	963,463

Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	400,000	442,080

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	618,000	639,630

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	237,000	248,258

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	563,000	602,410

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	112,000	118,685

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	815,000	845,563

CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	348,000	358,005

CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	95,000	100,225

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. sub. notes 7.75%, 7/15/25	265,000	293,156

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	469,000	474,863

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	399,000	404,486

CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	646,000	649,230

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	124,000	134,540

CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	1,060,000	1,228,943

Digicel Group, Ltd. 144A sr. unsec. notes 8.25%, 9/30/20 (Jamaica)	480,000	425,400

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	610,000	567,300

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	305,000	308,431

Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	173,000	174,946

Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	505,000	526,149

Premier Income Trust 29

		Principal
CORPORATE BONDS AND NOTES (32.2%)* cont.		amount	Value

Communication services cont.

Frontier Communications Corp. sr. unsec. notes 8.875%, 9/15/20		$142,000	$151,230

Frontier Communications Corp. sr. unsec. unsub. notes
7.625%, 4/15/24		100,000	88,125

Inmarsat Finance PLC company guaranty sr. unsec. unsub. notes
Ser. REGS, 4.875%, 5/15/22 (United Kingdom)		259,000	253,820

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)		270,000	209,250

Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)		15,000	15,563

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)		15,000	5,213

Intelsat Luxembourg SA company guaranty sr. unsec. sub. bonds
8.125%, 6/1/23 (Luxembourg)		90,000	29,925

Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)		88,000	92,162

Qwest Corp. sr. unsec. unsub. notes 7.25%, 9/15/25		157,000	168,694

SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)		775,000	798,250

SFR Group SA 144A sr. bonds 6.25%, 5/15/24 (France)		450,000	451,688

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28		225,000	231,750

Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20		238,000	254,660

Sprint Communications, Inc. sr. unsec. unsub. notes
8.375%, 8/15/17		695,000	716,719

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18		656,000	718,320

Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23		929,000	1,014,933

Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21		465,000	498,248

Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/
Sprint Spectrum Co. III, LL 144A company guaranty sr. notes
3.36%, 9/20/21		290,000	290,363

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23		1,098,000	1,166,625

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25		745,000	805,531

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23		291,000	307,733

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22		455,000	480,594

Telenet Finance V Luxembourg SCA 144A sr. notes 6.75%,
8/15/24 (Luxembourg)	EUR	680,000	813,050

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
company guaranty sr. notes 5.625%, 4/15/23 (Germany)	EUR	115,200	133,382

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
company guaranty sr. notes Ser. REGS, 5.75%, 1/15/23 (Germany)	EUR	88,290	101,733

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 144A
company guaranty sr. notes 5.125%, 1/21/23 (Germany)	EUR	433,350	494,092

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)		$662,000	690,135

30 Premier Income Trust

		Principal
CORPORATE BONDS AND NOTES (32.2%)* cont.		amount	Value

Communication services cont.

Virgin Media Secured Finance PLC 144A company guaranty sr.
bonds 5.00%, 4/15/27 (United Kingdom)	GBP	255,000	$317,447

Virgin Media Secured Finance PLC 144A sr. notes 6.00%, 4/15/21
(United Kingdom)	GBP	311,273	407,130

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22		$609,000	586,163

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10.25%, 7/15/19		396,000	417,534

Wind Acquisition Finance SA 144A company guaranty sr. notes
4.00%, 7/15/20 (Luxembourg)	EUR	290,000	318,690

Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23		$659,000	589,805

Ziggo Bond Finance BV 144A sr. unsec. bonds 4.625%,
1/15/25 (Netherlands)	EUR	115,000	129,976

			24,522,296

Consumer cyclicals (5.2%)

AMC Entertainment Holdings, Inc. 144A sr. unsec. sub. bonds
5.875%, 11/15/26		$120,000	122,400

AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes
5.875%, 2/15/22		159,000	166,155

AMC Entertainment, Inc. company guaranty sr. unsec. sub. notes
5.75%, 6/15/25		355,000	366,538

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23		377,000	391,138

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22		503,000	489,168

Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21		222,000	106,560

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23		344,000	369,387

Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)		535,000	551,050

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)		225,000	230,861

Caesars Growth Properties Holdings, LLC/Caesars Growth
Properties Finance, Inc. company guaranty notes 9.375%, 5/1/22		370,000	399,600

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6.25%, 12/15/21		562,000	611,175

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24		195,000	202,800

CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24		105,000	109,396

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5.25%, 3/15/21		235,000	242,150

Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		165,000	169,538

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		140,000	141,036

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20		298,000	299,118

Premier Income Trust 31

		Principal
CORPORATE BONDS AND NOTES (32.2%)* cont.		amount	Value

Consumer cyclicals cont.

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22		$865,000	$903,060

Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23		520,000	538,200

Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24		210,000	210,000

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		440,000	468,600

EMI Music Publishing Group North America Holdings, Inc. 144A sr.
unsec. notes 7.625%, 6/15/24		315,000	344,138

Fiat Chryslet Automobiles NV sr. unsec. unsub. notes 5.25%,
4/15/23 (Italy)		430,000	440,750

General Motors Co. sr. unsec. notes 5.20%, 4/1/45		80,000	78,688

General Motors Financial Co., Inc. company guaranty sr. unsec.
notes 4.00%, 10/6/26		275,000	266,463

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20		400,000	420,000

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		165,000	172,013

Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	541,000	433,943

Grupo Televisa SAB sr. unsec. unsub. bonds 6.625%,
1/15/40 (Mexico)		$195,000	202,849

Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		320,000	316,800

Howard Hughes Corp. (The) 144A sr. unsec. notes 6.875%, 10/1/21		364,000	383,565

iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19		674,000	564,054

IHO Verwaltungs GmbH 144A sr. notes 4.50%, 9/15/23 (Germany) ‡‡		410,000	405,900

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5.875%, 3/15/21		289,000	298,768

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		640,000	678,400

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21		585,000	598,163

Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24		120,000	123,450

JC Penney Corp., Inc. company guaranty sr. unsec. bonds
8.125%, 10/1/19		168,000	177,870

JC Penney Corp., Inc. company guaranty sr. unsec. unsub. notes
5.65%, 6/1/20		71,000	69,935

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡		280,000	265,650

L Brands, Inc. company guaranty sr. unsec. notes 6.625%, 4/1/21		457,000	500,986

L Brands, Inc. company guaranty sr. unsec. sub. notes
5.625%, 2/15/22		190,000	199,025

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.875%, 2/1/22		130,000	134,063

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24		307,000	320,048

Lear Corp. company guaranty sr. unsec. notes 5.25%, 1/15/25		56,000	59,422

Lear Corp. company guaranty sr. unsec. unsub. notes
5.375%, 3/15/24		125,000	131,563

32 Premier Income Trust

	Principal
CORPORATE BONDS AND NOTES (32.2%)* cont.	amount	Value

Consumer cyclicals cont.

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	$200,000	$205,126

Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24	353,000	358,295

Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24	165,000	165,000

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23	126,000	130,410

Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	85,000	87,550

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)	537,000	549,083

MGM Resorts International company guaranty sr. unsec. notes
6.75%, 10/1/20	410,000	454,075

MGM Resorts International company guaranty sr. unsec. notes
5.25%, 3/31/20	67,000	70,434

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21	337,000	374,913

Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21	919,000	928,190

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	260,000	217,100

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡	286,000	168,025

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	220,000	135,850

Nexstar Escrow Corp. 144A company guaranty sr. unsec. notes
5.625%, 8/1/24	350,000	349,563

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	190,000	188,813

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	207,000	214,763

Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	246,000	251,228

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	315,000	329,175

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	209,000	218,144

Owens Corning company guaranty sr. unsec. notes 4.20%, 12/1/24	296,000	302,704

Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	240,000	240,305

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	439,000	452,170

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	241,000	239,795

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	290,000	291,450

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	265,000	292,825

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	400,000	409,000

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 2/1/25	390,000	396,338

Premier Income Trust 33

	Principal
CORPORATE BONDS AND NOTES (32.2%)* cont.	amount	Value

Consumer cyclicals cont.

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23	$312,000	$322,530

Ritchie Bros Auctioneers, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 1/15/25 (Canada)	110,000	112,338

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	430,000	440,750

Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	365,000	371,274

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	1,203,000	1,232,618

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6.25%, 9/1/20	115,000	106,950

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	345,000	368,719

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	777,000	790,598

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	263,000	279,438

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 5.25%, 1/15/21	676,000	694,590

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	240,000	250,800

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	25,000	26,438

Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25	100,000	105,500

Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	501,000	516,656

Standard Industries, Inc./NJ 144A sr. unsec. notes 5.125%, 2/15/21	50,000	52,250

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP Gaming
Finance Corp. 144A sr. notes 6.375%, 6/1/21	417,000	420,215

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5.25%, 4/15/21	747,000	767,309

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	165,000	166,856

Tempur Sealy International, Inc. company guaranty sr. unsec.
unsub. bonds 5.50%, 6/15/26	185,000	182,225

Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	420,000	424,200

Univision Communications, Inc. 144A company guaranty sr. notes
5.125%, 5/15/23	495,000	491,594

WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	52,000	52,130

Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	229,000	217,550

		31,088,288

Consumer staples (1.2%)

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 6.00%, 4/1/22 (Canada)	795,000	828,326

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	170,000	173,825

Ashtead Capital, Inc. 144A company guaranty notes
5.625%, 10/1/24	310,000	325,888

BlueLine Rental Finance Corp. 144A notes 7.00%, 2/1/19	297,000	293,288

34 Premier Income Trust

	Principal
CORPORATE BONDS AND NOTES (32.2%)* cont.	amount	Value

Consumer staples cont.

CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22	$241,000	$251,845

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21	1,061,000	1,103,440

Constellation Brands, Inc. company guaranty sr. unsec. notes
4.25%, 5/1/23	115,000	120,175

Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23	330,000	346,088

Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	264,000	234,960

JBS USA Lux SA/JBS USA Finance, Inc. 144A sr. unsec. notes 8.25%,
2/1/20 (Brazil)	150,000	153,750

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	295,000	298,440

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	295,000	300,531

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	350,000	350,438

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	85,000	85,213

Landry’s, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	215,000	221,450

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25	202,000	203,390

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 12/15/21	320,000	329,600

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24	161,000	166,635

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21	540,000	540,000

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	473,000	492,511

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9.75%, 2/1/19 ‡‡	78,880	70,203

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5.375%, 10/1/22	454,000	493,725

		7,383,721

Energy (6.5%)

Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 144A
company guaranty sr. unsec. notes 7.875%, 12/15/24	420,000	451,500

Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	178,000	181,560

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22	238,000	239,785

Antero Resources Finance Corp. company guaranty sr. unsec. sub.
notes 5.375%, 11/1/21	324,000	332,505

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	295,000	271,400

Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.125%, 6/1/21 (Canada)	41,000	37,771

California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	199,000	162,683

Premier Income Trust 35

	Principal
CORPORATE BONDS AND NOTES (32.2%)* cont.	amount	Value

Energy cont.

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	$634,000	$564,260

Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	610,000	685,278

CHC Helicopter SA company guaranty sr. notes 9.25%, 10/15/20
(Canada) (In default) †	211,500	132,716

Cheniere Corpus Christi Holdings, LLC 144A company guaranty sr.
notes 5.875%, 3/31/25	718,000	759,285

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	58,000	55,680

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	444,000	473,970

Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	148,000	151,608

Concho Resources, Inc. company guaranty sr. unsec. notes
5.50%, 4/1/23	559,000	578,565

Concho Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/25	180,000	184,050

Concho Resources, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/22	204,000	211,905

Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	980,000	915,075

Continental Resources, Inc., OK company guaranty sr. unsec.
bonds 4.90%, 6/1/44	60,000	52,800

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	81,000	74,115

Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	417,000	455,573

Diamondback Energy, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 5/31/25	520,000	536,900

Diamondback Energy, Inc. 144A company guaranty sr. unsec.
notes 4.75%, 11/1/24	140,000	139,825

Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 8.125%, 9/15/23	411,000	445,935

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	878,000	873,610

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	226,000	244,080

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
9.25%, 4/23/19 (Russia)	394,000	446,698

Halcon Resources Corp. 144A company guaranty notes
8.625%, 2/1/20	345,000	360,525

Hess Corp. sr. unsec. unsub. notes 7.30%, 8/15/31	210,000	250,429

Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	405,000	425,250

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	428,000	445,655

Laredo Petroleum, Inc. company guaranty sr. unsec. sub. notes
5.625%, 1/15/22	300,000	304,500

Lukoil International Finance BV 144A company guaranty sr. unsec.
unsub. bonds 6.656%, 6/7/22 (Russia)	1,080,000	1,201,500

36 Premier Income Trust

	Principal
CORPORATE BONDS AND NOTES (32.2%)* cont.	amount	Value

Energy cont.

MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	$156,000	$146,640

MEG Energy Corp. 144A company guaranty sr. unsec. notes 6.50%,
3/15/21 (Canada)	208,000	213,554

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	72,000	66,960

MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	110,000	111,100

Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	180,000	191,250

Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	1,020,000	1,055,700

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	196,000	200,655

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	324,000	332,100

Parsley Energy, LLC/Parsley Finance Corp. 144A company
guaranty sr. unsec. sub. notes 5.375%, 1/15/25	120,000	123,000

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.875%,
5/3/22 (Indonesia)	270,000	279,369

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	400,000	402,558

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	1,278,000	1,198,764

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)	656,000	738,918

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.875%, 1/20/40 (Brazil)	585,000	530,156

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	4,115,000	4,156,101

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	493,000	506,558

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.375%, 1/27/21 (Brazil)	960,000	966,288

Petroleos de Venezuela SA company guaranty sr. unsec. bonds
Ser. REGS, 6.00%, 11/15/26 (Venezuela)	1,255,000	476,461

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela)	1,574,000	596,176

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela)	2,345,000	890,279

Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
6.625%, 6/15/35 (Mexico)	340,000	332,588

Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5.625%, 1/23/46 (Mexico)	525,000	437,981

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
8.00%, 5/3/19 (Mexico)	1,440,000	1,586,520

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	5,265,000	4,788,518

Precision Drilling Corp. company guaranty sr. unsec. notes 5.25%,
11/15/24 (Canada)	14,000	13,755

Precision Drilling Corp. 144A company guaranty sr. unsec. notes
7.75%, 12/15/23 (Canada)	130,000	140,400

Range Resources Corp. 144A company guaranty sr. unsec. sub.
notes 5.75%, 6/1/21	425,000	445,188

Premier Income Trust 37

	Principal
CORPORATE BONDS AND NOTES (32.2%)* cont.	amount	Value

Energy cont.

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	$192,000	$189,840

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	58,000	57,710

Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	295,000	321,181

Sabine Pass Liquefaction, LLC sr. notes 5.625%, 4/15/23	210,000	227,850

Sabine Pass Liquefaction, LLC 144A sr. bonds 5.00%, 3/15/27	162,000	169,898

Samson Investment Co. company guaranty sr. unsec. notes 9.75%,
2/15/20 (In default) †	950,000	69,350

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)	286,000	303,160

Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	45,000	5

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	459,000	473,344

SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	208,000	198,120

SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	90,000	92,700

SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	515,000	531,738

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. bonds 5.375%, 2/1/27	210,000	217,613

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 5.125%, 2/1/25	105,000	108,675

Tesoro Logistics LP/Tesoro Logistics Finance Corp. company
guaranty sr. unsec. notes 5.25%, 1/15/25	120,000	125,100

Triangle USA Petroleum Corp. 144A company guaranty sr. unsec.
notes 6.75%, 7/15/22 (In default) †	70,000	19,950

Whiting Petroleum Corp. company guaranty sr. unsec. sub. notes
6.50%, 10/1/18	265,000	265,000

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5.75%, 3/15/21	265,000	266,325

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6.125%, 7/15/22	134,000	138,356

Williams Partners LP/ACMP Finance Corp. sr. unsec. unsub. notes
4.875%, 5/15/23	399,000	411,968

WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	107,000	121,713

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	444,000	481,740

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	604,000	628,160

		38,994,024

Financials (4.2%)

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	778,000	760,495

Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	543,000	644,813

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	220,000	223,300

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	163,000	208,640

Banco Nacional de Costa Rica 144A sr. unsec. unsub. notes 4.875%,
11/1/18 (Costa Rica)	250,000	253,875

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	148,000	154,105

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	185,000	198,413

38 Premier Income Trust

	Principal
CORPORATE BONDS AND NOTES (32.2%)* cont.	amount	Value

Financials cont.

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	$175,000	$180,670

CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	255,000	265,200

CIT Group, Inc. sr. unsec. unsub. notes 5.375%, 5/15/20	310,000	329,763

CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	315,000	329,963

CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	380,000	399,790

CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	443,000	445,918

Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	372,000	377,580

DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20	273,000	136,500

Dresdner Funding Trust I jr. unsec. sub. notes 8.151%, 6/30/31	500,000	578,750

Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	379,000	438,693

E*Trade Financial Corp. sr. unsec. unsub. notes 4.625%, 9/15/23	371,000	380,275

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	360,000	361,350

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡	161,000	161,805

HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	475,000	497,563

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	51,000	52,250

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	440,000	440,550

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A sr.
unsec. notes 6.75%, 2/1/24	210,000	209,265

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A sr.
unsec. notes 6.25%, 2/1/22	205,000	206,538

Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)	18,000	11,385

International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	20,000	22,100

iStar, Inc. sr. unsec. notes 5.00%, 7/1/19 R	25,000	25,360

Liberty Mutual Insurance Co. 144A unsec. sub. notes
7.697%, 10/15/97	670,000	823,640

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	320,000	348,000

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7.875%, 10/1/20	47,000	48,880

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	499,000	508,356

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	173,000	179,488

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21	210,000	214,463

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6.75%, 6/15/21	560,000	567,000

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	410,000	397,700

Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 3.875%,
9/12/23 (United Kingdom)	235,000	228,384

Premier Income Trust 39

		Principal
CORPORATE BONDS AND NOTES (32.2%)* cont.		amount	Value

Financials cont.

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr.
unsec. unsub. notes 7.75%, 5/29/18 (Russia)		$550,000	$582,098

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr.
unsec. unsub. notes 5.298%, 12/27/17 (Russia)		600,000	612,000

Sberbank of Russia Via SB Capital SA 144A sr. unsec. notes 6.125%,
2/7/22 (Russia)		500,000	543,750

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20		130,000	139,588

Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19		123,000	123,615

TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18		158,000	144,965

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24		344,000	356,040

UBS AG/Jersey jr. unsec. sub. FRN Ser. EMTN, 7.152%, perpetual
maturity (Jersey)	EUR	400,000	453,906

USI, Inc./NY 144A sr. unsec. notes 7.75%, 1/15/21		$456,000	465,690

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902%, 7/9/20 (Russia)		150,000	163,125

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.80%, 11/22/25 (Russia)		468,000	513,516

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 5.942%, 11/21/23 (Russia)		200,000	210,626

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)		2,486,000	2,606,248

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)		5,600,000	6,062,000

VTB Bank PJSC via VTB Eurasia DAC 144A unsec. sub. FRN 9.50%,
perpetual maturity (Russia)		450,000	505,125

			25,093,112

Health care (2.2%)

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub. notes
6.125%, 3/15/21		455,000	467,513

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub. notes
5.125%, 7/1/22		195,000	195,488

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23		442,000	427,635

Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24		395,000	419,688

Centene Corp. sr. unsec. unsub. notes 5.625%, 2/15/21		125,000	131,225

Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25		94,000	92,766

Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22		305,000	309,575

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22		594,000	432,135

Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada)		298,000	109,515

Concordia International Corp. 144A sr. notes 9.00%,
4/1/22 (Canada)		65,000	55,250

DPx Holdings BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)		489,000	518,340

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23		295,000	247,063

40 Premier Income Trust

	Principal
CORPORATE BONDS AND NOTES (32.2%)* cont.	amount	Value

Health care cont.

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)	$200,000	$162,750

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)	540,000	460,350

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22	323,000	333,498

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	256,000	266,880

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	809,000	883,833

HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22	128,000	146,240

HCA, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 2/1/25	120,000	122,400

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23	370,000	392,200

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21	175,000	195,125

Kinetic Concepts, Inc./KCI USA, Inc. 144A notes 9.625%, 10/1/21	224,000	240,128

Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)	329,000	282,940

Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22	270,000	278,775

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95%, 4/1/24 R	220,000	223,859

Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22	563,000	509,515

Service Corp. International/US sr. unsec. notes 5.375%, 1/15/22	577,000	600,080

Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24	1,075,000	1,126,063

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23	220,000	223,300

Tenet Healthcare Corp. company guaranty sr. bonds
4.375%, 10/1/21	228,000	229,284

Tenet Healthcare Corp. company guaranty sr. FRN 4.463%, 6/15/20	390,000	394,875

Tenet Healthcare Corp. company guaranty sr. notes
6.25%, 11/1/18	833,000	878,815

Tenet Healthcare Corp. company guaranty sr. notes 4.75%, 6/1/20	80,000	81,200

Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	393,000	414,615

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	370,000	277,038

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23	466,000	354,743

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21	90,000	71,100

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23	195,000	147,713

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20	317,000	272,620

		12,976,132

Premier Income Trust 41

		Principal
CORPORATE BONDS AND NOTES (32.2%)* cont.		amount	Value

Technology (1.7%)

Avaya, Inc. 144A company guaranty notes 10.50%, 3/1/21
(In default) †		$126,000	$34,335

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19
(In default) †		1,085,000	897,838

Black Knight InfoServ, LLC/Black Knight Lending Solutions, Inc.
company guaranty sr. unsec. notes 5.75%, 4/15/23		374,000	391,298

CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25		583,000	621,262

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24		1,017,000	1,113,492

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23		440,000	472,632

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23		450,000	477,225

First Data Corp. 144A notes 5.75%, 1/15/24		435,000	448,594

First Data Corp. 144A sr. notes 5.375%, 8/15/23		375,000	386,250

Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24		425,000	440,938

Infor Software Parent LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡		717,000	736,718

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22		503,000	516,204

Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20		132,000	137,280

Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R		430,000	455,800

Micron Technology, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 2/15/22		433,000	450,047

Micron Technology, Inc. 144A sr. notes 7.50%, 9/15/23		57,000	63,270

Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24		504,000	573,300

Techem Energy Metering Service GmbH & Co. KG 144A company
guaranty sr. unsec. sub. notes 7.875%, 10/1/20 (Germany)	EUR	380,000	426,848

Trionista TopCo GmbH 144A company guaranty sr. unsec. sub.
notes 6.875%, 4/30/21 (Germany)	EUR	515,000	583,929

Zebra Technologies Corp. sr. unsec. unsub. bonds 7.25%, 10/15/22		$532,000	573,230

			9,800,490

Transportation (0.2%)

Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23		475,000	454,813

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23		802,000	840,095

			1,294,908

Utilities and power (1.4%)

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25		965,000	979,475

AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23		160,000	159,200

AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21		310,000	350,300

Boardwalk Pipelines LP company guaranty sr. unsec. unsub.
bonds 5.95%, 6/1/26		135,000	149,646

Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25		790,000	772,225

Calpine Corp. 144A company guaranty sr. notes 6.00%, 1/15/22		110,000	114,950

Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24		85,000	89,038

42 Premier Income Trust

	Principal
CORPORATE BONDS AND NOTES (32.2%)* cont.	amount	Value

Utilities and power cont.

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	$615,000	$646,089

Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22	40,000	39,500

Dynegy, Inc. company guaranty sr. unsec. notes 6.75%, 11/1/19	783,000	803,554

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	380,000	361,950

El Paso Natural Gas Co., LLC company guaranty sr. unsec. notes
8.625%, 1/15/22	577,000	708,766

Energy Transfer Equity LP company guaranty sr. notes
7.50%, 10/15/20	416,000	466,960

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	190,000	202,825

GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20	329,000	243,460

Hiland Partners Holdings, LLC/Hiland Partners Finance Corp. 144A
company guaranty sr. unsec. sub. notes 5.50%, 5/15/22	100,000	104,500

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21	319,000	330,963

NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
6.625%, 1/15/27	393,000	390,053

NRG Energy, Inc. 144A company guaranty sr. unsec. notes
7.25%, 5/15/26	272,000	284,580

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5.00%, 10/1/22	195,000	209,815

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.875%, 3/1/22	396,000	438,425

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5.50%, 4/15/23	280,000	291,323

Southern Star Central Corp. 144A sr. unsec. notes 5.125%, 7/15/22	457,000	466,140

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20	205,000	513

		8,604,250

Total corporate bonds and notes (cost $190,688,955)		$192,645,455

FOREIGN GOVERNMENT AND AGENCY	Principal amount/
BONDS AND NOTES (7.4%)*	units	Value

Argentina (Republic of) 144A sr. unsec. bonds 7.125%,
7/6/36 (Argentina)	$3,012,000	$2,829,632

Argentina (Republic of) 144A sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)	460,000	442,060

Argentina (Republic of) 144A sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)	3,493,000	3,469,028

Brazil (Federal Republic of) sr. unsec. unsub. notes 6.00%,
4/7/26 (Brazil)	2,020,000	2,164,430

Buenos Aires (Province of) 144A sr. unsec. notes 9.125%,
3/16/24 (Argentina)	2,688,000	2,928,796

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)	100,000	114,000

Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)	2,408,000	2,468,200

Costa Rica (Republic of) 144A sr. unsec. unsub. notes 7.00%, 4/4/44
(Costa Rica)	250,000	240,625

Premier Income Trust 43

FOREIGN GOVERNMENT AND AGENCY		Principal amount/
BONDS AND NOTES (7.4%)* cont.		units	Value

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.375%,
3/24/21 (Croatia)		$620,000	$678,125

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.25%,
4/27/17 (Croatia)		65,000	65,646

Croatia (Republic of) 144A sr. unsec. unsub. notes 6.00%,
1/26/24 (Croatia)		375,000	410,625

Dominican (Republic of) 144A sr. unsec. unsub. bonds 5.50%,
1/27/25 (Dominican Republic)		1,650,000	1,639,688

Egypt (Government of) 144A sr. unsec. notes 6.125%,
1/31/22 (Egypt)		500,000	500,771

Egypt (Government of) 144A sr. unsec. notes 5.875%,
6/11/25 (Egypt)		437,000	402,324

Hellenic (Republic of) sr. unsec. notes 3.375%, 7/17/17 (Greece)	EUR	2,371,000	2,452,609

Hellenic (Republic of) sr. unsec. unsub. bonds 4.75%,
4/17/19 (Greece)	EUR	910,000	903,187

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, 3.00%,
2/24/40 (Greece)	EUR	61,000	38,067

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/38 (Greece) ††	EUR	141,000	88,493

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/36 (Greece) ††	EUR	968,000	620,662

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/33 (Greece) ††	EUR	141,000	94,752

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/32 (Greece) ††	EUR	688,000	470,498

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/30 (Greece) ††	EUR	3,290,211	2,333,876

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/29 (Greece) ††	EUR	3,109,295	2,260,088

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/28 (Greece) ††	EUR	4,305,435	3,215,429

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/27 (Greece) ††	EUR	151,000	117,551

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/26 (Greece) ††	EUR	2,082,000	1,661,411

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/25 (Greece) ††	EUR	44,000	35,580

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/24 (Greece) ††	EUR	459,500	378,268

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	2,141,865	1,804,720

Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		$300,000	313,875

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6.625%,
2/17/37 (Indonesia)		1,555,000	1,838,788

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		200,000	225,250

Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		1,355,000	1,332,981

Mexico (Republic of) sr. unsec. notes 5.75%, 10/12/10 (Mexico)		1,030,000	956,708

Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)		465,000	485,400

44 Premier Income Trust

FOREIGN GOVERNMENT AND AGENCY	Principal amount/
BONDS AND NOTES (7.4%)* cont.	units	Value

Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%,
6/24/28 (Russia)	$1,281,000	$2,196,915

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)	1,400,000	1,515,500

Ukraine (Government of) 144A unsec. FRN Ser. GDP, zero %,
5/31/40 (Ukraine)	648,000	191,387

Ukraine (Government of) 144A unsec. notes 7.75%,
9/1/27 (Ukraine)	316,000	291,137

Venezuela (Bolivarian Republic of) sr. unsec. bonds 7.00%,
3/31/38 (Venezuela)	650,000	293,313

Total foreign government and agency bonds and notes (cost $46,214,985)		$44,470,395

	Principal
SENIOR LOANS (2.0%)*c	amount	Value

Academy, Ltd. bank term loan FRN Ser. B, 5.00%, 7/2/22	$534,868	$470,149

Asurion, LLC bank term loan FRN 8.50%, 3/3/21	329,000	332,701

Avaya, Inc. bank term loan FRN Ser. B6, 6.50%, 3/31/18 (In default) †	319,198	266,530

Avaya, Inc. bank term loan FRN Ser. B7, 6.25%, 5/29/20 (In default) †	506,468	422,901

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.50%, 3/1/17 (In default) †	1,152,549	1,300,459

Caesars Growth Properties Holdings, LLC bank term loan FRN
6.25%, 5/8/21	878,495	885,084

Casella Waste Systems, Inc. bank term loan FRN Ser. B,
4.00%, 10/17/23	975,000	984,750

Chesapeake Energy Corp. bank term loan FRN 8.50%, 8/23/21	630,000	687,488

Cortes NP Intermediate Holding II Corp. bank term loan FRN Ser. B,
6.00%, 11/30/23	175,000	176,914

CPG International, Inc. bank term loan FRN Ser. B, 4.75%, 9/30/20	81,336	81,895

DPx Holdings BV bank term loan FRN Ser. B, 4.25%, 3/11/21	277,875	279,496

Gates Global, LLC/Gates Global Co. bank term loan FRN
4.25%, 7/6/21	241,382	240,665

Getty Images, Inc. bank term loan FRN Ser. B, 4.75%, 10/18/19	484,732	417,627

iHeartCommunications, Inc. bank term loan FRN Ser. D,
7.52%, 1/30/19	743,000	621,148

Inception Merger Sub, Inc. bank term loan FRN Ser. B,
4.50%, 10/26/23	124,000	125,124

Jeld-Wen, Inc. bank term loan FRN Ser. B, 4.75%, 7/1/22	598,922	603,714

Kraton Polymers, LLC/Kraton Polymers Capital Corp. bank term
loan FRN Ser. B, 5.00%, 1/6/22	330,000	333,630

Krono’s, Inc. bank term loan FRN 9.25%, 11/1/24	220,000	226,772

Krono’s, Inc. bank term loan FRN 5.00%, 11/1/23	352,000	355,280

MEG Energy Corp. bank term loan FRN 4.50%, 12/31/23 (Canada)	140,000	140,438

Navistar, Inc. bank term loan FRN Ser. B, 6.50%, 8/7/20	371,250	375,891

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.25%, 10/25/20	388,095	321,472

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
4.75%, 6/30/21	180,375	178,881

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.308%, 9/7/23	413,963	417,208

Reynolds Group Holdings, Inc. bank term loan FRN 4.25%, 2/5/23	324,188	324,931

Reynolds Group Holdings, Inc. bank term loan FRN 3.00%, 2/5/23	324,188	325,268

Solenis International LP bank term loan FRN 7.75%, 7/31/22	84,000	82,824

Premier Income Trust 45

	Principal
SENIOR LOANS (2.0%)*c cont.	amount	Value

Solenis International LP bank term loan FRN 4.25%, 7/31/21	$384,576	$385,177

Talbots, Inc. (The) bank term loan FRN 9.50%, 3/19/21	134,913	116,362

Talbots, Inc. (The) bank term loan FRN 5.50%, 3/19/20	265,160	238,644

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. E, 5.25%, 8/5/20	229,829	230,034

Total senior loans (cost $12,168,027)		$11,949,457

COMMON STOCKS (0.5%)*	Shares	Value

Brazil Notas do Tesouro Nacional Serie F (Units) (Brazil)	6,750	$2,086,422

Halcon Resources Corp. †	24,782	209,160

Milagro Oil & Gas, Inc. (Units) F	169	13,689

SandRidge Energy, Inc. †	3,641	74,677

Seventy Seven Energy, Inc. †	71	3,376

Tervita Corp. Class A (Canada)	449	3,537

Texas Competitive Electric Holdings Co., Inc. (Rights) F	21,073	27,395

Tribune Media Co. Class 1C F	92,963	23,241

Vistra Energy Corp.	21,072	341,577

Total common stocks (cost $2,939,317)		$2,783,074

PURCHASED SWAP OPTIONS OUTSTANDING (0.4%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
2.3125/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.3125	$54,302,600	$539,767

1.495/3 month USD-LIBOR-BBA/Jul-18	Jul-17/1.495	81,453,900	105,890

(1.495)/3 month USD-LIBOR-BBA/Jul-18	Jul-17/1.495	81,453,900	86,341

Barclays Bank PLC
1.345/3 month USD-LIBOR-BBA/Feb-18	Feb-17/1.345	81,453,900	62,720

Citibank, N.A.
2.274/3 month USD-LIBOR-BBA/Feb-27	Feb-17/2.274	40,727,000	168,203

2.275/3 month USD-LIBOR-BBA/Feb-27	Feb-17/2.275	40,727,000	120,145

1.34/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.34	81,453,900	52,945

(1.34)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.34	81,453,900	48,058

Credit Suisse International
2.31/3 month USD-LIBOR-BBA/Feb-27	Feb-17/2.31	40,727,000	217,075

2.4625/3 month USD-LIBOR-BBA/Feb-37	Feb-17/2.4625	27,151,300	99,374

Goldman Sachs International
1.86375/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.86375	81,453,900	121,366

2.248/3 month USD-LIBOR-BBA/Feb-27	Feb-17/2.248	40,727,000	83,490

JPMorgan Chase Bank N.A.
2.3525/3 month USD-LIBOR-BBA/Apr-27	Apr-17/2.3525	27,151,300	314,141

2.267/3 month USD-LIBOR-BBA/Feb-27	Feb-17/2.267	27,151,300	93,400

2.736/3 month USD-LIBOR-BBA/Feb-27	Feb-17/2.736	27,151,300	37,740

Total purchased swap options outstanding (cost $3,740,256)			$2,150,655

46 Premier Income Trust

	Expiration
PURCHASED OPTIONS	date/strike	Contract
OUTSTANDING (0.3%)*	price	amount	Value

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Call)	Feb-17/$95.22	$31,000,000	$39,680

Federal National Mortgage Association 30 yr 3.00% TBA
commitments (Call)	Apr-17/98.34	32,000,000	356,160

Federal National Mortgage Association 30 yr 3.00% TBA
commitments (Call)	Apr-17/98.53	32,000,000	322,560

Federal National Mortgage Association 30 yr 3.00% TBA
commitments (Call)	Feb-17/99.45	142,000,000	247,080

USD/JPY (Call)	May-17/JPY 118.00	11,667,800	119,595

USD/MXN (Put)	Apr-17/MXN 21.25	23,759,700	853,733

Total purchased options outstanding (cost $2,719,646)			$1,938,808

PREFERRED STOCKS (0.1%)*	Shares	Value

GMAC Capital Trust I Ser. 2, $2.031 cum. ARP	16,265	$418,011

Total preferred stocks (cost $412,195)		$418,011

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value

SandRidge Energy, Inc. cv. company guaranty sr. unsec. sub. notes
zero %, 10/4/20	$85,843	$93,891

Total convertible bonds and notes (cost $88,991)		$93,891

	Expiration	Strike
WARRANTS (—%)*†	date	price	Warrants	Value

Halcon Resources Corp.	9/9/20	$14.04	6,732	$15,012

Seventy Seven Energy, Inc.	8/1/21	23.82	388	8,924

Total warrants (cost $1,552)				$23,936

	Principal amount/
SHORT-TERM INVESTMENTS (10.0%)*		shares	Value

Putnam Short Term Investment Fund 0.74% L	Shares	32,999,798	$32,999,798

State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.47% P	Shares	483,000	483,000

U.S. Treasury Bills 0.472%, 2/23/17 ∆ §		$8,444,000	8,441,585

U.S. Treasury Bills 0.442%, 2/16/17 ∆ §		6,399,000	6,397,797

U.S. Treasury Bills 0.445%, 2/9/17 ∆ §		9,034,000	9,033,051

U.S. Treasury Bills 0.432%, 2/2/17 ∆		2,238,000	2,237,971

U.S. Treasury Bills zero% 02/09/17 [i]		222,000	221,978

Total short-term investments (cost $59,815,308)			$59,815,180

TOTAL INVESTMENTS

Total investments (cost $967,850,017)			$961,341,634

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

Premier Income Trust 47

MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
ZAR	South African Rand

Key to holding’s abbreviations

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2016 through January 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $598,127,906.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

48 Premier Income Trust

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $313,621,301 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	88.7%	Mexico	1.0%

Russia	1.8	Indonesia	0.5

Greece	1.7	Luxembourg	0.5

Brazil	1.3	Other	2.2

Argentina	1.3	Total	100.0%

Canada	1.0

FORWARD CURRENCY CONTRACTS at 1/31/17 (aggregate face value $343,711,296) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	4/19/17	$3,362,110	$3,220,686	$141,424

	Brazilian Real	Buy	4/3/17	2,986,940	2,943,350	43,590

	British Pound	Buy	3/16/17	558,432	528,390	30,042

	Canadian Dollar	Buy	4/19/17	3,727,268	3,609,469	117,799

	Chinese Yuan (Offshore)	Buy	2/16/17	6,112,499	6,024,021	88,478

	Chinese Yuan (Offshore)	Sell	2/16/17	6,112,499	6,033,439	(79,060)

	Euro	Buy	3/16/17	3,105,731	3,036,416	69,315

	Hong Kong Dollar	Sell	2/16/17	3,690,415	3,694,319	3,904

	Japanese Yen	Buy	2/16/17	6,133,575	5,993,214	140,361

	Japanese Yen	Sell	2/16/17	6,133,575	6,223,211	89,636

	Japanese Yen	Buy	5/17/17	3,114,935	3,091,583	23,352

	New Zealand Dollar	Sell	4/19/17	1,473,822	1,391,783	(82,039)

	Norwegian Krone	Sell	3/16/17	3,176,336	3,145,408	(30,928)

	Russian Ruble	Buy	3/16/17	2,899,921	2,934,350	(34,429)

	Singapore Dollar	Sell	5/17/17	6,045,465	5,984,484	(60,981)

	Swedish Krona	Buy	3/16/17	3,084,446	2,989,398	95,048

Premier Income Trust 49

FORWARD CURRENCY CONTRACTS at 1/31/17 (aggregate face value $343,711,296) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Australian Dollar	Sell	4/19/17	$1,219,977	$1,165,972	$(54,005)

	British Pound	Sell	3/16/17	2,236,497	2,257,171	20,674

	Canadian Dollar	Buy	4/19/17	1,487,231	1,439,975	47,256

	Euro	Sell	3/16/17	2,320,592	2,204,833	(115,759)

	Hong Kong Dollar	Buy	2/16/17	730,864	731,002	(138)

	Hong Kong Dollar	Sell	2/16/17	730,864	730,823	(41)

	Japanese Yen	Buy	2/16/17	416,750	413,938	2,812

	Japanese Yen	Sell	2/16/17	416,750	450,178	33,428

	Japanese Yen	Sell	5/17/17	418,450	415,690	(2,760)

	New Zealand Dollar	Sell	4/19/17	1,554,929	1,446,982	(107,947)

	Swedish Krona	Buy	3/16/17	3,071,238	2,932,715	138,523

	Swiss Franc	Buy	3/16/17	18,942	18,671	271

Citibank, N.A.

	Australian Dollar	Buy	4/19/17	3,874,249	3,719,917	154,332

	Brazilian Real	Sell	4/3/17	2,037,274	1,882,742	(154,532)

	British Pound	Sell	3/16/17	814,290	820,035	5,745

	Canadian Dollar	Buy	4/19/17	3,135,899	3,036,089	99,810

	Chinese Yuan (Offshore)	Buy	2/16/17	3,003,762	2,949,361	54,401

	Chinese Yuan (Offshore)	Sell	2/16/17	3,003,762	2,981,240	(22,522)

	Euro	Sell	3/16/17	5,315,581	5,172,476	(143,105)

	Indonesian Rupiah	Buy	5/17/17	2,928,534	2,930,395	(1,861)

	Japanese Yen	Buy	2/16/17	3,047,466	3,010,954	36,512

	Japanese Yen	Sell	2/16/17	3,047,466	3,038,846	(8,620)

	Japanese Yen	Buy	5/17/17	125,593	124,808	785

	Mexican Peso	Buy	4/19/17	843,937	846,338	(2,401)

	New Zealand Dollar	Sell	4/19/17	2,699,275	2,547,594	(151,681)

	South African Rand	Buy	4/19/17	2,981,962	2,968,355	13,607

Credit Suisse International

	Canadian Dollar	Sell	4/19/17	29,918	28,964	(954)

	Hong Kong Dollar	Sell	2/16/17	2,235,763	2,238,285	2,522

	New Zealand Dollar	Sell	4/19/17	3,062,716	2,999,054	(63,662)

	Swedish Krona	Buy	3/16/17	3,116,810	2,976,251	140,559

Goldman Sachs International

	Australian Dollar	Buy	4/19/17	1,850,670	1,819,575	31,095

	Canadian Dollar	Buy	4/19/17	5,500,609	5,367,997	132,612

	Euro	Sell	3/16/17	3,016,402	2,890,121	(126,281)

	Indian Rupee	Buy	5/17/17	2,955,747	2,981,224	(25,477)

	Japanese Yen	Buy	2/16/17	6,089,126	5,945,776	143,350

	Japanese Yen	Sell	2/16/17	6,089,126	6,286,350	197,224

	Japanese Yen	Sell	5/17/17	2,996,059	2,975,831	(20,228)

	New Taiwan Dollar	Buy	2/16/17	3,048,738	3,011,376	37,362

	New Taiwan Dollar	Sell	2/16/17	3,048,738	3,001,952	(46,786)

	New Zealand Dollar	Sell	4/19/17	7,695,074	7,405,239	(289,835)

	Norwegian Krone	Sell	3/16/17	549,203	636,330	87,127

50 Premier Income Trust

FORWARD CURRENCY CONTRACTS at 1/31/17 (aggregate face value $343,711,296) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.

	Russian Ruble	Buy	3/16/17	$6,098,055	$5,905,550	$192,505

	Russian Ruble	Sell	3/16/17	5,876,425	5,925,200	48,775

	South Korean Won	Buy	2/16/17	3,050,205	2,998,962	51,243

	South Korean Won	Sell	2/16/17	3,050,205	3,029,178	(21,027)

	South Korean Won	Sell	5/17/17	3,054,118	3,012,455	(41,663)

	Swedish Krona	Buy	3/16/17	3,052,966	2,966,689	86,277

HSBC Bank USA, National Association

	Australian Dollar	Buy	4/19/17	124,307	119,037	5,270

	Canadian Dollar	Buy	4/19/17	3,013,149	2,917,300	95,849

	Canadian Dollar	Sell	4/19/17	2,999,074	2,938,962	(60,112)

	Euro	Sell	3/16/17	1,539,888	1,514,696	(25,192)

	Hong Kong Dollar	Sell	2/16/17	2,955,735	2,959,101	3,366

JPMorgan Chase Bank N.A.

	Australian Dollar	Buy	4/19/17	6,683,566	6,447,491	236,075

	Brazilian Real	Buy	4/3/17	2,981,316	2,908,260	73,056

	British Pound	Sell	3/16/17	540,300	544,811	4,511

	Canadian Dollar	Sell	4/19/17	973,926	976,462	2,536

	Chinese Yuan (Offshore)	Buy	2/16/17	3,003,762	2,952,329	51,433

	Chinese Yuan (Offshore)	Sell	2/16/17	3,003,762	2,947,385	(56,377)

	Czech Koruna	Buy	7/19/17	3,063,859	3,042,779	21,080

	Euro	Sell	3/16/17	4,093,641	4,084,148	(9,493)

	Euro	Sell	7/19/17	3,043,042	3,018,037	(25,005)

	Hong Kong Dollar	Sell	2/16/17	3,023,668	3,027,107	3,439

	Indonesian Rupiah	Buy	5/17/17	2,930,100	2,925,084	5,016

	Indonesian Rupiah	Sell	5/17/17	2,934,705	2,919,354	(15,351)

	Japanese Yen	Buy	2/16/17	3,092,651	3,063,216	29,435

	Japanese Yen	Sell	2/16/17	3,092,651	3,243,048	150,397

	Japanese Yen	Sell	5/17/17	133,272	132,417	(855)

	New Taiwan Dollar	Buy	2/16/17	3,048,741	3,008,534	40,207

	New Taiwan Dollar	Sell	2/16/17	3,048,741	2,984,358	(64,383)

	New Zealand Dollar	Sell	4/19/17	4,189,274	3,958,284	(230,990)

	Norwegian Krone	Buy	3/16/17	1,023,707	977,663	46,044

	South Korean Won	Sell	2/16/17	2,706,557	2,700,492	(6,065)

	South Korean Won	Sell	5/17/17	3,055,555	3,018,649	(36,906)

	Swedish Krona	Buy	3/16/17	2,396,640	2,267,123	129,517

	Swiss Franc	Buy	3/16/17	151,030	146,775	4,255

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	4/19/17	2,904,779	2,781,249	123,530

	British Pound	Sell	3/16/17	2,021,435	2,045,255	23,820

	Canadian Dollar	Buy	4/19/17	2,131,054	2,110,538	20,516

	Czech Koruna	Buy	7/19/17	3,063,859	3,041,527	22,332

	Euro	Sell	3/16/17	3,717,511	3,623,433	(94,078)

	Euro	Sell	7/19/17	3,044,130	3,012,800	(31,330)

	New Zealand Dollar	Buy	4/19/17	1,559,979	1,492,151	67,828

Premier Income Trust 51

FORWARD CURRENCY CONTRACTS at 1/31/17 (aggregate face value $343,711,296) (Unaudited) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Royal Bank of Scotland PLC (The) cont.

	New Zealand Dollar	Sell	4/19/17	$6,016,875	$5,677,758	$(339,117)

	Norwegian Krone	Buy	3/16/17	3,013,951	2,975,213	38,738

	Swedish Krona	Buy	3/16/17	3,097,300	2,943,815	153,485

	Swedish Krona	Sell	3/16/17	3,075,969	3,020,934	(55,035)

State Street Bank and Trust Co.

	Australian Dollar	Buy	4/19/17	1,961,123	1,925,191	35,932

	British Pound	Sell	3/16/17	1,516,517	1,527,983	11,466

	Canadian Dollar	Buy	4/19/17	3,103,904	3,005,873	98,031

	Euro	Sell	3/16/17	7,048,184	6,923,961	(124,223)

	Japanese Yen	Buy	2/16/17	2,730,628	2,843,223	(112,595)

	Japanese Yen	Sell	2/16/17	2,730,628	2,936,099	205,471

	Japanese Yen	Buy	5/17/17	163,733	162,678	1,055

	New Zealand Dollar	Sell	4/19/17	2,827,961	2,668,231	(159,730)

	Singapore Dollar	Sell	5/17/17	3,025,785	2,981,757	(44,028)

	Swedish Krona	Buy	3/16/17	3,263,183	3,030,771	232,412

UBS AG

	Australian Dollar	Buy	4/19/17	3,006,601	2,994,531	12,070

	British Pound	Sell	3/16/17	2,246,948	2,262,389	15,441

	Euro	Sell	3/16/17	6,828,540	6,651,343	(177,197)

	New Zealand Dollar	Sell	4/19/17	2,896,770	2,733,070	(163,700)

	Norwegian Krone	Buy	3/16/17	3,045,921	2,959,505	86,416

	Swedish Krona	Buy	3/16/17	3,030,649	3,001,157	29,492

WestPac Banking Corp.

	Australian Dollar	Buy	4/19/17	2,139,937	2,161,310	(21,373)

	Canadian Dollar	Sell	4/19/17	20,766	20,102	(664)

	Euro	Sell	3/16/17	3,005,587	2,971,567	(34,020)

Total						$1,104,736

WRITTEN SWAP OPTIONS OUTSTANDING at 1/31/17 (premiums $7,624,601) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.

2.082/3 month USD-LIBOR-BBA/Jul-20	Jul-17/2.082	$27,151,300	$85,527

(1.728)/3 month USD-LIBOR-BBA/Jul-20	Jul-17/1.728	27,151,300	96,659

(2.6475)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.6475	54,302,600	250,335

(2.01)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.01	54,302,600	332,874

Barclays Bank PLC

(2.111)/3 month USD-LIBOR-BBA/Feb-18	Feb-17/2.111	81,453,900	65,978

Citibank, N.A.

2.7415/3 month USD-LIBOR-BBA/Feb-27	Feb-17/2.7415	40,727,000	17,105

2.575/3 month USD-LIBOR-BBA/Feb-27	Feb-17/2.575	40,727,000	33,803

1.942/3 month USD-LIBOR-BBA/Apr-20	Apr-17/1.942	27,151,300	40,184

(1.652)/3 month USD-LIBOR-BBA/Apr-20	Apr-17/1.652	27,151,300	46,700

52 Premier Income Trust

WRITTEN SWAP OPTIONS OUTSTANDING at 1/31/17 (premiums $7,624,601) (Unaudited) cont.

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Credit Suisse International

2.80/3 month USD-LIBOR-BBA/Feb-27	Feb-17/2.80	$40,727,000	$9,774

(2.7275)/3 month USD-LIBOR-BBA/Feb-27	Feb-17/2.7275	27,151,300	31,767

(2.25)/3 month USD-LIBOR-BBA/Feb-27	Feb-17/2.25	27,151,300	76,838

(2.215)/3 month USD-LIBOR-BBA/Feb-27	Feb-17/2.215	40,727,000	106,705

Goldman Sachs International

2.548/3 month USD-LIBOR-BBA/Feb-27	Feb-17/2.548	40,727,000	38,691

(1.63875)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.63875	81,453,900	42,356

(1.75125)/3 month USD-LIBOR-BBA/Apr-18	Apr-17/1.75125	81,453,900	75,752

JPMorgan Chase Bank N.A.

(2.476)/3 month USD-LIBOR-BBA/Feb-37	Feb-17/2.476	27,151,300	120,552

(2.69)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.69	27,151,300	144,988

(2.05)/3 month USD-LIBOR-BBA/Apr-22	Apr-17/2.05	27,151,300	193,046

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	26,070,000	1,571,500

Total			$3,381,134

WRITTEN OPTIONS OUTSTANDING at 1/31/17 (premiums $2,177,040) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association 30 yr 2.50%
TBA commitments (Put)	Feb-17/$95.22	$31,000,000	$177,630

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Apr-17/99.08	32,000,000	235,520

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Apr-17/99.27	32,000,000	209,280

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Apr-17/99.81	32,000,000	144,000

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Call)	Apr-17/100.00	32,000,000	125,440

Federal National Mortgage Association 30 yr 3.00%
TBA commitments (Put)	Feb-17/99.45	142,000,000	901,700

USD/JPY (Call)	May-17/JPY 125.00	11,667,800	27,303

USD/MXN (Put)	Apr-17/MXN 20.35	23,759,700	382,982

Total			$2,203,855

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/17 (Unaudited)

Counterparty
Fixed right or obligation % to			Premium	Unrealized
receive or (pay)/ Floating rate	Expiration	Contract	receivable/	appreciation/
index/Maturity date	date/strike	amount	(payable)	(depreciation)

Bank of America N.A.

2.5925/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	$8,145,400	$(287,125)	$(5,132)

(2.5925)/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	8,145,400	(287,125)	(7,412)

(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	8,145,400	(874,001)	(9,449)

Premier Income Trust 53

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 1/31/17 (Unaudited) cont.

Counterparty
Fixed right or obligation % to				Premium	Unrealized
receive or (pay)/ Floating rate	Expiration		Contract	receivable/	appreciation/
index/Maturity date	date/strike		amount	(payable)	(depreciation)

Bank of America N.A. cont.

2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785		$8,145,400	$(874,001)	$(56,040)

(2.7175)/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175		8,145,400	735,937	40,157

2.7175/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175		8,145,400	735,937	(1,955)

Barclays Bank PLC

(0.625)/6 month JPY-LIBOR-BBA/
Feb-37 (Purchased)	Feb-17/0.625	JPY	1,606,200,000	(14,295,180)	133,008

(0.66)/6 month JPY-LIBOR-BBA/
Feb-37 (Purchased)	Feb-17/0.66	JPY	1,606,200,000	(14,295,180)	61,312

Citibank, N.A.

2.605/3 month USD-LIBOR-BBA/
Feb-27 (Written)	Feb-17/2.605		$40,727,000	40,727	16,698

2.55125/3 month USD-LIBOR-BBA/
Feb-27 (Written)	Feb-17/2.55125		40,727,000	101,818	13,847

Credit Suisse International

2.6075/3 month USD-LIBOR-BBA/
Feb-27 (Written)	Feb-17/2.6075		40,727,000	50,909	(4,928)

Goldman Sachs International

2.61/3 month USD-LIBOR-BBA/
Feb-27 (Written)	Feb-17/2.61		40,727,000	29,866	11,404

Wells Fargo Bank, N.A.

2.82/3 month USD-LIBOR-BBA/
Jan-30 (Written)	Jan-20/2.82		1,357,600	70,341	6,910

(2.82)/3 month USD-LIBOR-BBA/
Jan-30 (Written)	Jan-20/2.82		1,357,600	70,341	(2,620)

Total				$(29,076,736)	$195,800

TBA SALE COMMITMENTS OUTSTANDING at 1/31/17 (proceeds receivable $250,119,219) (Unaudited)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 4.50%, 2/1/47	$5,000,000	2/13/17	$5,376,953

Federal National Mortgage Association, 4.00%, 2/1/47	2,000,000	2/13/17	2,098,594

Federal National Mortgage Association, 3.50%, 2/1/47	162,000,000	2/13/17	165,556,402

Federal National Mortgage Association, 3.00%, 2/1/47	75,000,000	2/13/17	74,226,563

Government National Mortgage Association, 4.50%, 2/1/47	3,000,000	2/21/17	3,218,203

Total			$250,476,715

54 Premier Income Trust

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/17 (Unaudited)

		Upfront		Payments	Payments
Swap counterparty/		premium	Termination	made by	received by	Unrealized
Notional amount		received (paid)	date	fund per annum	fund per annum	depreciation

JPMorgan Chase Bank N.A.

MXN	84,723,000	$—	1/1/26	1 month MXN-TIIE-	6.16%	$(450,850)
				BANXICO

MXN	90,430,000	—	10/6/21	1 month MXN-TIIE-	5.93%	(272,113)
				BANXICO

MXN	36,547,000	—	10/8/21	1 month MXN-TIIE-	5.895%	(112,650)
				BANXICO

MXN	37,884,000	—	10/26/21	1 month MXN-TIIE-	6.09%	(103,226)
				BANXICO

Total		$—				$(938,839)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/17 (Unaudited)

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$709,700 E	$(24)	4/24/47	3 month USD-	1.92%	$(113,725)
			LIBOR-BBA

9,618,000 E	26,271	3/15/27	3 month USD-	2.50%	132,098
			LIBOR-BBA

75,923,000 E	47,087	3/15/22	3 month USD-	2.15%	538,309
			LIBOR-BBA

8,369,200 E	37,772	3/15/47	3 month USD-	2.704%	151,660
			LIBOR-BBA

303,446,600 E	(507,537)	3/15/27	2.4885%	3 month USD-	(3,528,348)
				LIBOR-BBA

81,141,300 E	(90,141)	3/15/22	2.132%	3 month USD-	(544,938)
				LIBOR-BBA

364,174,100 E	(107,402)	3/15/19	1.6065%	3 month USD-	(495,976)
				LIBOR-BBA

27,151,300	(228,431)	1/31/27	3 month USD-	2.4775%	74,256
			LIBOR-BBA

20,433,000	(271)	1/5/27	3 month USD-	2.38%	71,139
			LIBOR-BBA

17,528,000	(232)	1/5/27	3 month USD-	2.3795%	60,230
			LIBOR-BBA

7,178,000	(95)	1/6/27	3 month USD-	2.31%	(21,498)
			LIBOR-BBA

18,960,000	(251)	1/6/27	3 month USD-	2.28%	(108,865)
			LIBOR-BBA

6,810,000	(90)	1/9/27	3 month USD-	2.2301%	(71,425)
			LIBOR-BBA

8,075,000	(107)	1/9/27	3 month USD-	2.221%	(91,424)
			LIBOR-BBA

10,641,000	(141)	1/10/27	3 month USD-	2.2075%	(133,979)
			LIBOR-BBA

21,908,000	(291)	1/10/27	2.29333%	3 month USD-	103,105
				LIBOR-BBA

Premier Income Trust 55

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/17 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$14,058,000	$(186)	1/10/27	2.294%	3 month USD-	$65,297
				LIBOR-BBA

10,438,000	(138)	1/11/27	3 month USD-	2.246%	(95,085)
			LIBOR-BBA

8,027,000	(106)	1/12/27	3 month USD-	2.2515%	(69,558)
			LIBOR-BBA

7,961,000	(106)	1/13/27	3 month USD-	2.246%	(73,460)
			LIBOR-BBA

8,030,000	(106)	1/13/27	3 month USD-	2.249%	(71,893)
			LIBOR-BBA

9,779,800	(130)	1/17/27	3 month USD-	2.19%	(142,471)
			LIBOR-BBA

9,779,800	(130)	1/17/27	3 month USD-	2.197%	(136,195)
			LIBOR-BBA

5,124,000	(68)	1/17/27	2.2955%	3 month USD-	25,035
				LIBOR-BBA

12,555,000	(166)	1/17/27	2.30308%	3 month USD-	52,636
				LIBOR-BBA

8,523,000	(113)	1/20/27	3 month USD-	2.233%	(91,770)
			LIBOR-BBA

14,517,000	(192)	1/23/27	2.35299%	3 month USD-	(593)
				LIBOR-BBA

21,233,000	(282)	1/23/27	2.37712%	3 month USD-	(47,757)
				LIBOR-BBA

11,584,500	(154)	1/23/27	2.3785%	3 month USD-	(27,519)
				LIBOR-BBA

19,549,000	(259)	1/25/27	3 month USD-	2.37%	29,498
			LIBOR-BBA

11,584,500	(154)	1/23/27	2.37025%	3 month USD-	(18,775)
				LIBOR-BBA

9,921,000	(132)	1/25/27	3 month USD-	2.335%	(16,795)
			LIBOR-BBA

11,099,000	(147)	1/25/27	3 month USD-	2.3025%	(51,780)
			LIBOR-BBA

18,534,000	(246)	1/26/27	3 month USD-	2.3255%	(48,100)
			LIBOR-BBA

19,390,000	(257)	1/27/27	2.3956%	3 month USD-	(73,224)
				LIBOR-BBA

19,090,000	(253)	1/27/27	2.4322%	3 month USD-	(135,986)
				LIBOR-BBA

15,607,000	(207)	1/30/27	3 month USD-	2.456%	142,777
			LIBOR-BBA

7,438,000	(99)	1/30/27	2.4455%	3 month USD-	(61,099)
				LIBOR-BBA

9,249,000	(123)	1/31/27	2.416%	3 month USD-	(51,234)
				LIBOR-BBA

8,685,600	(115)	1/31/27	2.4055%	3 month USD-	(39,784)
				LIBOR-BBA

56 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/17 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$10,049,000	$(133)	2/1/27	3 month USD-	2.394%	$33,852
				LIBOR-BBA

AUD	35,266,000 E	53,967	3/22/22	2.70%	6 month AUD-	(116,536)
					BBR-BBSW

AUD	11,214,000 E	32,698	3/22/27	3.10%	6 month AUD-	(42,305)
					BBR-BBSW

CAD	12,965,000 E	(70,723)	3/15/22	3 month CAD-BA-	1.60%	(19,002)
				CDOR

CAD	17,820,000 E	(6,421)	3/15/27	2.07%	3 month CAD-BA-	(76,153)
					CDOR

CHF	46,000 E	35	3/15/22	6 month CHF-	0.25%	(63)
				LIBOR-BBA

CHF	59,000 E	(95)	3/15/27	6 month CHF-	0.25%	92
				LIBOR-BBA

EUR	147,331,000 E	196,342	3/15/22	0.20%	6 month EUR-	269,978
					EURIBOR-
					REUTERS

EUR	19,812,000 E	(25,379)	3/15/27	0.82%	6 month EUR-	11,578
					EURIBOR-
					REUTERS

EUR	4,243,000 E	(88)	1/24/32	6 month EUR-	1.665%	(31,340)
				EURIBOR-REUTERS

GBP	35,845,000 E	(42,838)	3/15/22	1.06%	6 month GBP-	(59,252)
					LIBOR-BBA

GBP	9,834,000 E	68,993	3/15/27	1.50%	6 month GBP-	5,640
					LIBOR-BBA

GBP	3,856,000 E	(72)	1/19/32	1.912%	6 month GBP-	19,099
					LIBOR-BBA

JPY	384,052,000 E	(113)	2/22/37	6 month JPY-	0.56%	(101,863)
				LIBOR-BBA

MXN	30,450,000	(21)	12/3/26	7.715%	1 month MXN-	12,967
					TIIE-BANXICO

MXN	21,470,000	(14)	12/24/26	8.12%	1 month MXN-	(21,573)
					TIIE-BANXICO

MXN	25,900,000	(17)	1/7/27	8.20%	1 month MXN-	(31,614)
					TIIE-BANXICO

NOK	890,000 E	(11)	3/15/22	6 month NOK-	1.65%	114
				NIBOR-NIBR

NOK	25,982,000 E	3,605	3/15/27	6 month NOK-	2.05%	1,136
				NIBOR-NIBR

NZD	7,717,000 E	(7,245)	3/15/27	3 month NZD-	3.70%	31,624
				BBR-FRA

NZD	40,466,000 E	8,663	3/15/22	3 month NZD-	3.18%	75,525
				BBR-FRA

SEK	167,122,000 E	6,785	3/15/22	0.35%	3 month SEK-	120,618
					STIBOR-SIDE

Premier Income Trust 57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 1/31/17 (Unaudited) cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

SEK	493,000 E	$376	3/15/27	3 month SEK-	1.25%	$53
				STIBOR-SIDE

ZAR	16,652,000	(15)	10/11/26	8.32625%	3 month ZAR-	(9,808)
					JIBAR-SAFEX

Total		$(609,473)				$(4,844,449)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/17 (Unaudited)

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC

$738,118	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$3,791
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

260,379	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(910)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

630,679	—	1/12/39	6.00% (1 month	Synthetic TRS Index	846
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

630,131	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(2,203)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

80,994	—	1/12/38	6.50% (1 month	Synthetic TRS Index	104
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

338,461	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(1,963)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,535,656	—	1/12/40	4.00% (1 month	Synthetic MBX Index	(5,368)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,241,441	—	1/12/40	4.50% (1 month	Synthetic MBX Index	(1,117)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

747,509	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(951)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

1,019,593	—	1/12/41	5.00% (1 month	Synthetic TRS Index	4,822
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

613,777	—	1/12/41	5.00% (1 month	Synthetic TRS Index	2,903
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

778,376	—	1/12/41	5.00% (1 month	Synthetic TRS Index	3,682
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

58 Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/17 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.

	$1,198,982	$—	1/12/38	6.50% (1 month	Synthetic TRS Index	$1,541
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	172,051	—	1/12/38	6.50% (1 month	Synthetic TRS Index	221
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	2,819,398	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(15,969)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	1,131,186	—	1/12/43	3.50% (1 month	Synthetic TRS Index	4,636
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	3,907,272	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(21,298)
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	2,466,168	—	1/12/40	5.00% (1 month	Synthetic MBX Index	1,116
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	21,017,654	—	1/12/41	5.00% (1 month	Synthetic MBX Index	104,706
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	12,379,955	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(24,700)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

EUR	6,626,000	—	9/15/17	(0.4975%)	Eurostat Eurozone	29,183
					HICP excluding
					tobacco

EUR	3,313,000	—	9/15/17	(0.46%)	Eurostat Eurozone	17,310
					HICP excluding
					tobacco

EUR	4,713,000	—	9/15/17	(0.435%)	Eurostat Eurozone	27,168
					HICP excluding
					tobacco

GBP	4,694,000	—	11/3/26	3.4531%	GBP Non-revised UK	(139,536)
					Retail Price Index

Citibank, N.A.

	$1,237,064	—	1/12/41	5.00% (1 month	Synthetic MBX Index	6,163
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	2,814,707	—	1/12/41	5.00% (1 month	Synthetic MBX Index	14,022
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	429,947	—	1/12/41	5.00% (1 month	Synthetic MBX Index	2,142
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

Premier Income Trust 59

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International

$938,236	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$4,674
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

910,562	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,817)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

1,627,265	—	1/12/41	5.00% (1 month	Synthetic TRS Index	7,697
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,726,119	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(9,776)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,894,533	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(10,730)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

1,737,771	—	1/12/41	5.00% (1 month	Synthetic MBX Index	8,219
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,004,122	—	1/12/41	4.00% (1 month	Synthetic TRS Index	5,473
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

80,476	—	1/12/41	4.00% (1 month	Synthetic TRS Index	439
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

79,324	—	1/12/44	3.50% (1 month	Synthetic TRS Index	300
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

696,007	—	1/12/44	3.50% (1 month	Synthetic TRS Index	2,635
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,331,467	—	1/12/43	3.50% (1 month	Synthetic TRS Index	5,457
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

366,915	—	1/12/43	3.50% (1 month	Synthetic TRS Index	1,504
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

209,894	—	1/12/43	3.50% (1 month	Synthetic TRS Index	860
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

5,695,179	—	1/12/45	4.00% (1 month	Synthetic TRS Index	34,608
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,042,249	—	1/12/45	4.00% (1 month	Synthetic TRS Index	12,410
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

60 Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.

$2,024,321	$—	1/12/45	3.50% (1 month	Synthetic TRS Index	$10,200
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,497,575	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(19,065)
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Deutsche Bank AG

910,562	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,817)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Goldman Sachs International

920,412	—	1/12/39	6.00% (1 month	Synthetic TRS Index	1,235
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

377,200	—	1/12/38	6.50% (1 month	Synthetic TRS Index	485
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,831,394	—	1/12/42	4.00% (1 month	Synthetic TRS Index	9,407
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,831,394	—	1/12/42	4.00% (1 month	Synthetic TRS Index	9,407
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

576,750	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,151)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

216,668	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(432)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

441,868	—	1/12/39	6.00% (1 month	Synthetic TRS Index	593
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

66,457	—	1/12/39	6.00% (1 month	Synthetic TRS Index	89
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,155,326	—	1/12/40	4.00% (1 month	Synthetic TRS Index	5,224
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

444,564	—	1/12/39	6.00% (1 month	Synthetic TRS Index	596
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

889,083	—	1/12/39	6.00% (1 month	Synthetic TRS Index	1,193
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

27,135	—	1/12/38	6.50% (1 month	Synthetic TRS Index	35
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

Premier Income Trust 61

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

$406,566	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(811)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

790,140	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,576)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

487,834	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(973)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

37,379	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(75)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

99,707	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(199)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

4,168,549	—	1/12/42	4.00% (1 month	Synthetic TRS Index	21,412
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,607,512	—	1/12/42	4.00% (1 month	Synthetic TRS Index	18,530
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,702,354	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(15,306)
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

3,363,609	—	1/12/44	3.50% (1 month	Synthetic TRS Index	12,734
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,664,403	—	1/12/44	3.50% (1 month	Synthetic TRS Index	10,087
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,406,088	—	1/12/44	3.50% (1 month	Synthetic TRS Index	5,323
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,026,566	—	1/12/45	4.00% (1 month	Synthetic TRS Index	12,315
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,279,463	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(9,342)
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

7,099,080	—	1/12/45	4.00% (1 month	Synthetic TRS Index	43,139
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,679,038	—	1/12/44	(3.00%) 1 month	Synthetic TRS Index	(4,852)
			USD-LIBOR	3.00% 30 year Fannie
				Mae pools

6,168,703	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	(33,624)
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

62 Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/17 (Unaudited) cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

EUR	23,854,000	$—	8/10/17	(0.63%)	Eurostat Eurozone	$11,330
					HICP excluding
					tobacco

EUR	7,876,000	—	8/11/17	(0.63%)	Eurostat Eurozone	3,741
					HICP excluding
					tobacco

EUR	6,626,000	—	8/31/17	(0.27%)	Eurostat Eurozone	55,005
					HICP excluding
					tobacco

EUR	6,626,000	—	9/1/17	(0.37%)	Eurostat Eurozone	47,566
					HICP excluding
					tobacco

EUR	3,884,000	—	1/26/21	(0.75%)	Eurostat Eurozone	80,179
					HICP excluding
					tobacco

GBP	2,347,000	—	11/10/26	3.56%	GBP Non-revised UK	(31,179)
					Retail Price Index

GBP	2,347,000	—	11/18/26	3.52%	GBP Non-revised UK	(45,646)
					Retail Price Index

JPMorgan Chase Bank N.A.

	$5,402,612	—	1/12/41	4.00% (1 month	Synthetic TRS Index	29,449
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	3,134,649	—	1/12/41	4.00% (1 month	Synthetic TRS Index	17,086
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,042,009	—	1/12/41	4.00% (1 month	Synthetic TRS Index	5,680
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,909,682	—	1/12/41	4.00% (1 month	Synthetic TRS Index	15,860
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,702,354	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	(15,306)
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

EUR	3,313,000	—	9/7/20	(0.85%)	Eurostat Eurozone	32,441
					HICP excluding
					tobacco

EUR	4,155,000	—	1/27/21	(0.755%)	Eurostat Eurozone	85,895
					HICP excluding
					tobacco

EUR	3,418,000	—	1/26/21	(0.75%)	Eurostat Eurozone	71,618
					HICP excluding
					tobacco

Premier Income Trust 63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/17 (Unaudited) cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Securities LLC

$3,221,825	$—	1/12/44	4.00% (1 month	Synthetic TRS Index	$18,573
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

759,999	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	(3,115)
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

12,176,968	(19,027)	1/12/42	(4.00%) 1 month	Synthetic TRS Index	(80,283)
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Total	$(19,027)				$443,969

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/17 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.

CMBX NA BBB– Index	BBB–/P	$9,980	$146,000	5/11/63	300 bp	$998

CMBX NA BBB– Index	BBB–/P	19,586	325,000	5/11/63	300 bp	(407)

CMBX NA BBB– Index	BBB–/P	40,127	650,000	5/11/63	300 bp	142

CMBX NA BBB– Index	BBB–/P	38,247	671,000	5/11/63	300 bp	(3,031)

Credit Suisse International

CMBX NA BB Index	—	(156,621)	1,116,000	1/17/47	(500 bp)	(16,643)

CMBX NA BB Index	—	(104,332)	5,911,000	5/11/63	(500 bp)	686,133

CMBX NA BB Index	—	(192,855)	1,178,000	1/17/47	(500 bp)	(45,101)

CMBX NA BB Index	—	(3,146)	324,000	1/17/47	(500 bp)	37,493

CMBX NA BBB– Index	BBB–/P	12,042	246,000	5/11/63	300 bp	(3,092)

CMBX NA BBB– Index	BBB–/P	123,134	2,510,000	5/11/63	300 bp	(31,273)

CMBX NA BBB– Index	BBB–/P	73,353	928,000	1/17/47	300 bp	25,082

CMBX NA BBB– Index	BBB–/P	143,170	2,180,000	1/17/47	300 bp	29,774

CMBX NA BBB– Index	BBB–/P	3,191,200	43,174,000	1/17/47	300 bp	945,433

Goldman Sachs International

CMBX NA BB Index	—	(266,285)	2,603,000	5/11/63	(500 bp)	81,809

CMBX NA BB Index	—	(71,729)	474,000	1/17/47	(500 bp)	(12,276)

CMBX NA BB Index	—	(19,578)	134,000	5/11/63	(500 bp)	(1,659)

CMBX NA BB Index	—	(135,933)	804,000	1/17/47	(500 bp)	(35,089)

CMBX NA BBB– Index	BBB–/P	31,646	638,000	5/11/63	300 bp	(7,601)

CMBX NA BBB– Index	BBB–/P	31,103	638,000	5/11/63	300 bp	(8,145)

CMBX NA BBB– Index	BBB–/P	34,009	652,000	5/11/63	300 bp	(6,100)

CMBX NA BBB– Index	BBB–/P	69,759	928,000	5/11/63	300 bp	12,671

CMBX NA BBB– Index	BBB–/P	93,617	1,935,000	5/11/63	300 bp	(25,418)

CMBX NA BBB– Index	—	(11,955)	147,000	1/17/47	(300 bp)	(4,308)

CMBX NA BBB– Index	BBB–/P	3,544	45,000	1/17/47	300 bp	1,203

CMBX NA BBB– Index	BBB–/P	153,551	2,203,000	1/17/47	300 bp	38,958

CMBX NA BBB– Index	BBB–/P	537,139	7,267,000	1/17/47	300 bp	159,134

64 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 1/31/17 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Securities LLC

CMBX NA BB Index	—	$(186,437)	$1,326,000	5/11/63	(500 bp)	$(9,114)

CMBX NA BB Index	—	(108,451)	748,000	5/11/63	(500 bp)	(8,423)

CMBX NA BB Index	—	(80,830)	562,000	5/11/63	(500 bp)	(5,675)

CMBX NA BB Index	—	(41,215)	310,000	5/11/63	(500 bp)	241

CMBX NA BBB– Index	BBB–/P	21,774	353,000	5/11/63	300 bp	(147)

CMBX NA BBB– Index	BBB–/P	19,968	452,000	5/11/63	300 bp	(7,837)

CMBX NA BBB– Index	BBB–/P	37,564	705,000	5/11/63	300 bp	(6,099)

CMBX NA BBB– Index	BBB–/P	35,905	705,000	5/11/63	300 bp	(7,758)

CMBX NA BBB– Index	BBB–/P	92,457	1,704,000	5/11/63	300 bp	(12,367)

CMBX NA BBB– Index	BBB–/P	117,048	2,116,000	5/11/63	300 bp	(13,122)

CMBX NA BBB– Index	BBB–/P	238,942	3,047,000	5/11/63	300 bp	51,500

CMBX NA BBB– Index	—	(259,640)	2,819,000	1/17/47	(300 bp)	(113,006)

CMBX NA BBB– Index	—	(93,842)	1,128,000	1/17/47	(300 bp)	(35,167)

CMBX NA BBB– Index	—	(39,631)	501,000	1/17/47	(300 bp)	(13,570)

CMBX NA BBB– Index	—	(18,990)	353,000	1/17/47	(300 bp)	(422)

CMBX NA BBB– Index	BBB–/P	5,306	65,000	1/17/47	300 bp	1,924

Total		$3,382,701				$1,639,645

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index.

The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at January 31, 2017. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Premier Income Trust 65

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer cyclicals	$—	$—	$23,241

Energy	287,213	3,537	13,689

Government	—	2,086,422	—

Utilities and power	341,577	27,395	—

Total common stocks	628,790	2,117,354	36,930

Convertible bonds and notes	—	93,891	—

Corporate bonds and notes	—	192,645,450	5

Foreign government and agency bonds and notes	—	44,470,395	—

Mortgage-backed securities	—	290,425,462	—

Preferred stocks	418,011	—	—

Purchased options outstanding	—	1,938,808	—

Purchased swap options outstanding	—	2,150,655	—

Senior loans	—	11,949,457	—

U.S. government and agency mortgage obligations	—	354,627,310	—

Warrants	15,012	8,924	—

Short-term investments	33,482,798	26,332,382	—

Totals by level	$34,544,611	$926,760,088	$36,935

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$1,104,736	$—

Written options outstanding	—	(2,203,855)	—

Written swap options outstanding	—	(3,381,134)	—

Forward premium swap option contracts	—	195,800	—

TBA sale commitments	—	(250,476,715)	—

Interest rate swap contracts	—	(5,173,815)	—

Total return swap contracts	—	462,996	—

Credit default contracts	—	(1,743,056)	—

Totals by level	$—	$(261,215,043)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

66 Premier Income Trust

Statement of assets and liabilities 1/31/17 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $934,850,219)	$928,341,836
Affiliated issuers (identified cost $32,999,798) (Notes 1 and 5)	32,999,798

Cash	100,987

Foreign currency (cost $733,650) (Note 1)	737,012

Dividends, interest and other receivables	7,619,570

Receivable for investments sold	4,227,816

Receivable for sales of delayed delivery securities (Note 1)	208,183,839

Receivable for variation margin (Note 1)	1,541,497

Unrealized appreciation on forward premium swap option contracts (Note 1)	283,336

Unrealized appreciation on forward currency contracts (Note 1)	4,681,277

Unrealized appreciation on OTC swap contracts (Note 1)	3,017,554

Premium paid on OTC swap contracts (Note 1)	1,810,497

Total assets	1,193,545,019

LIABILITIES

Payable for investments purchased	7,882,330

Payable for purchases of delayed delivery securities (Note 1)	312,874,984

Payable for compensation of Manager (Note 2)	1,076,110

Payable for custodian fees (Note 2)	92,095

Payable for investor servicing fees (Note 2)	49,407

Payable for Trustee compensation and expenses (Note 2)	287,000

Payable for administrative services (Note 2)	6,096

Payable for variation margin (Note 1)	2,569,904

Distributions payable to shareholders	2,788,771

Unrealized depreciation on OTC swap contracts (Note 1)	1,872,779

Premium received on OTC swap contracts (Note 1)	5,174,171

Unrealized depreciation on forward currency contracts (Note 1)	3,576,541

Unrealized depreciation on forward premium swap option contracts (Note 1)	87,536

Written options outstanding, at value (premiums $9,801,641) (Notes 1 and 3)	5,584,989

TBA sale commitments, at value (proceeds receivable $250,119,219) (Note 1)	250,476,715

Collateral on certain derivative contracts, at value (Note 1)	843,271

Other accrued expenses	174,414

Total liabilities	595,417,113

Net assets	$598,127,906

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$861,608,408

Undistributed net investment income (Note 1)	903,630

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(259,323,900)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(5,060,232)

Total — Representing net assets applicable to capital shares outstanding	$598,127,906

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($598,127,906 divided by 107,254,321 shares)	$5.58

The accompanying notes are an integral part of these financial statements.

Premier Income Trust 67

Statement of operations Six months ended 1/31/17 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $39,368 from investments in affiliated issuers) (Note 5)	$19,126,448

Dividends	62,337

Total investment income	19,188,785

EXPENSES

Compensation of Manager (Note 2)	2,180,892

Investor servicing fees (Note 2)	146,903

Custodian fees (Note 2)	64,087

Trustee compensation and expenses (Note 2)	14,428

Administrative services (Note 2)	10,499

Other	231,507

Total expenses	2,648,316

Expense reduction (Note 2)	(474)

Net expenses	2,647,842

Net investment income	16,540,943

Net realized loss on investments (Notes 1 and 3)	(13,404,307)

Net realized gain on swap contracts (Note 1)	24,598,860

Net realized gain on futures contracts (Note 1)	1,747,842

Net realized gain on foreign currency transactions (Note 1)	4,332,258

Net realized loss on written options (Notes 1 and 3)	(5,368,872)

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(1,586,395)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	21,559,950

Net gain on investments	31,879,336

Net increase in net assets resulting from operations	$48,420,279

The accompanying notes are an integral part of these financial statements.

68 Premier Income Trust

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 1/31/17*	Year ended 7/31/16

Operations

Net investment income	$16,540,943	$34,826,419

Net realized gain (loss) on investments
and foreign currency transactions	11,905,781	(51,865,294)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	19,973,555	(2,825,597)

Net increase (decrease) in net assets resulting
from operations	48,420,279	(19,864,472)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(16,920,125)	(35,145,808)

Decrease from shares repurchased (Note 4)	(10,608,061)	(37,648,101)

Total increase (decrease) in net assets	20,829,093	(92,658,381)

NET ASSETS

Beginning of period	577,235,813	669,894,194

End of period (including undistributed net investment
income of $903,630 and $1,282,812, respectively)	$598,127,906	$577,235,813

NUMBER OF FUND SHARES

Shares outstanding at beginning of period	109,420,660	117,160,420

Shares repurchased (Note 4)	(2,166,339)	(7,739,760)

Shares outstanding at end of period	107,254,321	109,420,660

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Premier Income Trust 69

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months			Year ended
	ended**
	1/31/17	7/31/16	7/31/15	7/31/14	7/31/13	7/31/12

Net asset value, beginning of period	$5.28	$5.72	$6.20	$5.96	$5.76	$6.17

Investment operations:
Net investment income [a]	.15	.31	.28	.32	.32	.27

Net realized and unrealized
gain (loss) on investments	.30	(.48)	(.49)	.17	.19	(.28)

Total from investment operations	.45	(.17)	(.21)	.49	.51	(.01)

Less distributions:
From net investment income	(.16)	(.31)	(.31)	(.31)	(.33)	(.34)

From return of capital	—	—	—	—	—	(.06)

Total distributions	(.16)	(.31)	(.31)	(.31)	(.33)	(.40)

Increase from shares repurchased	.01	.04	.04	.06	.02	—

Net asset value, end of period	$5.58	$5.28	$5.72	$6.20	$5.96	$5.76

Market price, end of period	$5.27	$4.72	$5.10	$5.47	$5.25	$5.63

Total return at market price (%) [b]	15.20*	(1.31)	(1.14)	10.29	(1.06)	(0.63)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$598,128	$577,236	$669,894	$775,817	$825,433	$818,077

Ratio of expenses to average
net assets (%) c	.45*	.91	.87	.90	.86	.88

Ratio of net investment income
to average net assets (%)	2.81*	5.75	4.74	5.23	5.49	4.80

Portfolio turnover (%)	472*[d]	808[d]	654[d]	189[e]	215[e]	153[e]

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sales commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

July 31, 2014	485%

July 31, 2013	586

July 31, 2012	458

The accompanying notes are an integral part of these financial statements.

70 Premier Income Trust

Notes to financial statements 1/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2016 through January 31, 2017.

Putnam Premier Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected

Premier Income Trust 71

by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses

72 Premier Income Trust

resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and for gaining exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Premier Income Trust 73

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning, and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, for gaining exposure to specific sectors, for hedging inflation, and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, for hedging market risk, and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally

74 Premier Income Trust

cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is

Premier Income Trust 75

held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,182,944 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $4,229,955 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $3,996,388 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2016, the fund had a capital loss carryover of $234,727,957 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover

Short-term	Long-term	Total	Expiration

$68,585,963	$20,864,254	$89,450,217	*

58,742,308	N/A	58,742,308	July 31, 2017

86,535,432	N/A	86,535,432	July 31, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

76 Premier Income Trust

Pursuant to federal income tax regulations applicable to regulated investment companies, the Fund has elected to defer certain capital losses of $18,809,232 recognized during the period between November 1, 2015 and July 31, 2016 to its fiscal year ending July 31, 2017.

The aggregate identified cost on a tax basis is $985,279,764, resulting in gross unrealized appreciation and depreciation of $11,462,985 and $35,401,115, respectively, or net unrealized depreciation of $23,938,130.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

0.750%	of the first $500 million of average	0.480%	of the next $5 billion of average
	net assets,		net assets,

0.650%	of the next $500 million of average	0.470%	of the next $5 billion of average
	net assets,		net assets,

0.600%	of the next $500 million of average	0.460%	of the next $5 billion of average
	net assets,		net assets,

0.550%	of the next $5 billion of average	0.450%	of the next $5 billion of average
	net assets,		net assets,

0.525%	of the next $5 billion of average	0.440%	of the next $5 billion of average
	net assets,		net assets,

0.505%	of the next $5 billion of average	0.430%	of the next $8.5 billion of average net
	net assets,		assets and

0.490%	of the next $5 billion of average	0.420%	of any excess thereafter.
	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.371% of the fund’s average net assets.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $474 under the expense offset arrangements.

Premier Income Trust 77

Each Independent Trustee of the fund receives an annual Trustee fee, of which $459, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$3,452,563,047	$3,583,571,164

U.S. government securities (Long-term)	—	—

Total	$3,452,563,047	$3,583,571,164

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$501,226,900	$6,027,051	$409,000,000	$1,369,453

Options opened	2,962,518,700	10,028,963	1,406,095,300	6,964,066

Options exercised	(149,332,200)	(725,429)	—	—

Options expired	(933,823,200)	(1,902,762)	—	—

Options closed	(1,371,642,600)	(5,803,222)	(1,478,667,800)	(6,156,479)

Written options outstanding at the
end of the reporting period	$1,008,947,600	$7,624,601	$336,427,500	$2,177,040

Note 4: Shares repurchased

In September 2016, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2017 (based on shares outstanding as of October 7, 2016). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2016 (based on shares outstanding as of October 7, 2015). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 2,166,339 common shares for an aggregate purchase price of $10,608,061, which reflects a weighted-average discount from net asset value per share of 9.82%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

78 Premier Income Trust

For the previous reporting period, the fund repurchased 7,739,760 common shares for an aggregate purchase price of $37,648,101, which reflected a weighted-average discount from net asset value per share of 10.24%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at the				Fair value at the
	beginning of the			Investment	end of the
Name of affiliate	reporting period	Purchase cost	Sale proceeds	income	reporting period

Putnam Short Term
Investment Fund*	$10,615,872	$135,166,734	$112,782,808	$39,368	$32,999,798

Totals	$10,615,872	$135,166,734	$112,782,808	$39,368	$32,999,798

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Premier Income Trust 79

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$260,700,000

Purchased currency options (contract amount)	$15,200,000

Purchased swap option contracts (contract amount)	$444,400,000

Written TBA commitment option contracts (contract amount) (Note 3)	$354,100,000

Written currency options (contract amount) (Note 3)	$15,200,000

Written swap option contracts (contract amount) (Note 3)	$737,000,000

Futures contracts (number of contracts)	200

Forward currency contracts (contract amount)	$491,200,000

OTC interest rate swap contracts (notional)	$13,000,000

Centrally cleared interest rate swap contracts (notional)	$1,401,600,000

OTC total return swap contracts (notional)	$264,300,000

OTC credit default contracts (notional)	$88,900,000

Warrants (number of warrants)	6,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$2,296,693	Payables	$4,039,749

Foreign exchange	Investments,
contracts	Receivables	5,654,605	Payables	3,986,826

Equity contracts	Investments	23,936	Payables	—

	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	6,357,885*	Unrealized depreciation	12,931,473*

Total		$14,333,119		$20,958,048

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio.

Only current day’s variation margin is reported within the Statement of assets and liabilities.

80 Premier Income Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(830,008)	$(830,008)

Foreign exchange contracts	167,630	—	4,310,517	—	$4,478,147

Interest rate contracts	(9,911,094)	1,747,842	—	25,428,868	$17,265,616

Total	$(9,743,464)	$1,747,842	$4,310,517	$24,598,860	$20,913,755

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted				Forward
for as hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$2,376,255	$2,376,255

Foreign exchange contracts	—	20,437	—	(1,576,388)	—	$(1,555,951)

Equity contracts	22,384	—	—	—	—	$22,384

Interest rate contracts	—	(344,090)	442,300	—	(4,476,419)	$(4,378,209)

Total	$22,384	$(323,653)	$442,300	$(1,576,388)	$(2,100,164)	$(3,535,521)

Premier Income Trust 81

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Assets:

OTC Interest rate swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Centrally cleared interest rate
swap contracts§	—	—	1,541,497	—	—	—	—	—	—	—	—	—	—	—	—	1,541,497

OTC Total return swap contracts*#	—	202,029	—	22,327	94,476	—	349,625	—	258,029	18,573	—	—	—	—	—	945,059

OTC Credit default contracts*#	—	—	—	—	1,118,836	—	533,957	—	—	643,900	—	—	—	—	—	2,296,693

Forward currency contracts #	842,949	242,964	—	365,192	143,081	—	1,007,570	104,485	797,001	—	450,249	584,367	143,419	—	—	4,681,277

Forward premium swap
option contracts #	40,157	194,320	—	30,545	—	—	11,404	—	—	—	—	—	—	6,910	—	283,336

Purchased swap options **#	731,998	62,720	—	389,351	316,449	—	204,856	—	445,281	—	—	—	—	—	—	2,150,655

Purchased options **#	—	—	—	—	—	—	853,733	—	1,085,075	—	—	—	—	—	—	1,938,808

Total Assets	$1,615,104	$702,033	$1,541,497	$807,415	$1,672,842	$—	$2,961,145	$104,485	$2,585,386	$662,473	$450,249	$584,367	$143,419	$6,910	$—	$13,837,325

Liabilities:

OTC Interest rate swap contracts*#	—	—	—	—	—	—	—	—	938,839	—	—	—	—	—	—	938,839

Centrally cleared interest rate
swap contracts§	—	—	2,569,904	—	—	—	—	—	—	—	—	—	—	—	—	2,569,904

OTC Total return swap contracts*#	—	214,015	—	—	41,388	1,817	145,166	—	15,306	64,371	—	—	—	—	—	482,063

OTC Credit default contracts*#	110,238	—	—	—	2,576,975	—	789,666	—	—	562,870	—	—	—	—	—	4,039,749

Forward currency contracts #	287,437	280,650	—	484,722	64,616	—	571,297	85,304	445,425	—	519,560	440,576	340,897	—	56,057	3,576,541

Forward premium swap
option contracts #	79,988	—	—	—	4,928	—	—	—	—	—	—	—	—	2,620	—	87,536

Written swap options #	765,395	65,978	—	137,792	225,084	—	156,799	—	2,030,086	—	—	—	—	—	—	3,381,134

Written options #	—	—	—	—	—	—	382,982	—	1,820,873	—	—	—	—	—	—	2,203,855

Total Liabilities	$1,243,058	$560,643	$2,569,904	$622,514	$2,912,991	$1,817	$2,045,910	$85,304	$5,250,529	$627,241	$519,560	$440,576	$340,897	$2,620	$56,057	$17,279,621

Total Financial and Derivative	$372,046	$141,390	$(1,028,407)	$184,901	$(1,240,149)	$(1,817)	$915,235	$19,181	$(2,665,143)	$35,232	$(69,311)	$143,791	$(197,478)	$4,290	$(56,057)	$(3,442,296)
Net Assets

Total collateral
received (pledged)†##	$360,271	$—	$—	$(129,987)	$(790,882)	$—	$915,235	$—	$(2,665,143)	$35,232	$—	$143,791	$(109,989)	$—	$—

Net amount	$11,775	$141,390	$(1,028,407)	$314,888	$(449,267)	$(1,817)	$—	$19,181	$—	$—	$(69,311)	$—	$(87,489)	$4,290	$(56,057)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

##Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

82 Premier Income Trust	Premier Income Trust 83

Note 10: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

84 Premier Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
	and Compliance Liaison	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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SA708 304789 3/17

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(a)(1) Portfolio Managers. Effective February 28, 2017, Robert Davis and Brett Koslowski were added as portfolio managers of the fund.

Portfolio managers	Joined Fund	Employer	Positions Over Past Five Years

Robert Davis	2017	Putnam Management 1999-Present	Portfolio Manager Previously, Analyst
Brett Kozlowski	2017	Putnam Management 2008-Present	Portfolio Manager Previously, Structured Credit Specialist

(a)(2) Other Accounts Managed by the Fund's Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that Robert Davis and Brett Kozlowski managed as of the fund's most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
Brett Kozlowski	12	$3,025,800,000	15	$4,157,100,000	11	$2,821,600,000
Robert Davis	7	($7,900,000)	7	$1,200,000	4	($355,300,000)

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund's Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund's Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management's policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam's trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund's Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management's investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund's Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management's policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation — neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management's daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management's trade allocation policies generally provide that each day's transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management's opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management's trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund's Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account's objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund's Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam's goal for our products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at January 31, 2017, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

*	: Assets in the fund

	Period ended	$0	$0-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	$1,000,001 and over

Robert Davis	2017	*
Brett Kozlowski	2017	*

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

August 1 — August 31, 2016	101,700	$4.89	101,700	5,703,582
September 1 — September 30, 2016	146,722	$4.84	146,722	5,556,860
October 1 — October 7, 2016	—	—	—	5,556,860
October 8 — October 31, 2016	426,876	$4.88	426,876	10,490,348
November 1 — November 30, 2016	718,421	$4.83	718,421	9,771,927
December 1 — December 31, 2016	659,569	$4.97	659,569	9,112,358
January 1 — January 31, 2017	113,051	$5.05	113,051	8,999,307

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2015, which was in effect between October 8, 2015 and October 7, 2016, allowed the fund to repurchase up to 11,512,820 of its shares. The program renewed by the Board in September 2016, which is in effect between October 8, 2016 and October 7, 2017, allows the fund to repurchase up to 10,917,224 of its shares.

**
Information prior to October 7, 2016 is based on the total number of shares eligible for repurchase under the program, as amended through September 2015. Information from October 8, 2016 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2016.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 31, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 31, 2017